UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Lpath, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LPATH, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 25, 2014

TO OUR STOCKHOLDERS:

The 2014 annual meeting of stockholders of Lpath, Inc. will be held at our corporate offices at 4025 Sorrento Valley Blvd., San Diego, California on June 25, 2014 at 9:00 a.m., local time, for the following purposes:

1.                                      To elect six directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.                                      To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.                                      To hold a non-binding advisory vote on the compensation of our named executive officers;

4.                                      To approve the reincorporation of the Company from the State of Nevada to the State of Delaware; and

5.                                      To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote FOR each of the director nominees and FOR each of the other proposals listed above.  Stockholders of record at the close of business on April     , 2014 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 4025 Sorrento Valley Blvd., San Diego, California 92121.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as soon as possible. No postage is required if the enclosed envelope is used and mailed in the United States. Alternatively, you may vote your shares via a toll-free telephone number or over the Internet. Instructions regarding all three methods of voting are provided on the proxy card.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: Our Annual Report on Form 10-K, Notice and Proxy Statement are available electronically at www.proxyvote.com/lpath.

By Order of the Board of Directors

/s/ GARY J.G. ATKINSON
Gary J.G. Atkinson
Senior Vice President, Chief Financial Officer and Secretary

May     , 2014

LPATH, INC.

4025 Sorrento Valley Blvd.

San Diego, California 92121

PROXY STATEMENT FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 25, 2014

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Lpath, Inc. (the “Board” or “Board of Directors”) to be voted at the 2014 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held on June 25, 2014 at our corporate offices at 4025 Sorrento Valley Blvd., San Diego, California at 9:00 a.m., local time, and any adjournments or postponements thereof. This proxy statement and the accompanying proxy are being sent to stockholders on or about May     , 2014. References in this proxy statement to the “Company,” “we,” “our,” and “us” are to Lpath, Inc.

Record Date and Voting

Holders of record of our shares of Class A common stock, our only class of issued and outstanding voting securities (the “Common Stock”), at the close of business on April     , 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date,      shares of our Common Stock were issued and outstanding.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The Annual Meeting may be adjourned from time to time and at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as required by applicable law and our charter documents.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Nevada Agency and Stock Transfer Company. As a stockholder of record, you have the right to grant your voting proxy directly to Lpath or to vote in person at the Annual Meeting.  We have enclosed a proxy card for you to use. You may also vote by Internet or telephone, as described below.

Shares Held in Street Name

If your shares are held by a broker, bank, trustee or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you will receive a separate voting instruction form with this Proxy Statement.  As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank , trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described below under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a broker, bank, trustee or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Broker Non-Votes

Broker non-votes are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the proposal to ratify the appointment of the Company’s independent registered public accountants.  The remaining proposals to be considered at the Annual Meeting are considered to be non-routine matters.  As a result, if you do not provide your brokers or nominees with voting instructions on these non-routine matters your shares will not be voted on these proposals.

Voting Matters

Stockholders are entitled to cast one vote per share of Common Stock on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

There are four proposals scheduled to be voted on at the Annual Meeting:

1.                                      To elect six directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.                                      To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.                                      To hold a non-binding advisory vote on the compensation of our named executive officers; and

4.                                      To approve the reincorporation of the Company from the State of Nevada to the State of Delaware.

Our Board of Directors recommends a vote FOR each of the director nominees and FOR each of the other proposals listed above.  The specific vote required for the election of directors and for the approval of each of the other proposals is set forth under each proposal.

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the persons named in your proxy will have the discretion to vote on those matters for you.

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

•                  By Internet: by following the Internet voting instructions included on the proxy card at any time up until 11:59 p.m., Eastern Daylight Time, on June 24, 2014.

•                  By Telephone: by following the telephone voting instructions included in the proxy card at any time up until 11:59 p.m., Eastern Daylight Time, on June 24, 2014.

•                  By Mail: you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee or other nominee.

Proxies

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.

Multiple Proxies

If you receive more than one set of proxy materials it generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised with regard to any matter by:

•                  written notice of revocation mailed to and received by the Secretary of the Company prior to the date of the Annual Meeting;

•                  by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken prior to 6:00 p.m., local time, on June 24, 2014);

•                  by voting again by Internet or telephone as more fully detailed in your proxy card; or

•                  by attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy. If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent, or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

Solicitation Costs

The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor. This proxy statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock. The Company will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. The Company may consider the engagement of a proxy solicitation firm. Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact, but they will not receive any additional compensation for these activities.

Voting Results

We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K report filed with the Securities and Exchange Commission (the “SEC”).

GOVERNANCE OF OUR COMPANY

Overview

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our stockholders well and maintaining our integrity in the marketplace. Our Corporate Governance Guidelines and Code of Business Conduct and Ethics, together with our Articles of Incorporation, Bylaws and the charters of our Board Committees, form the basis for our corporate governance framework. As discussed below, our Board of Directors has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the R&D Advisory Committee.

Corporate Governance Guidelines

Our Corporate Governance Guidelines are designed to ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, director qualification criteria, director responsibilities, director compensation, director orientation and continuing education, communications from stockholders to the Board, succession planning and the annual evaluations of the Board and its Committees. Our Corporate Governance Guidelines are reviewed regularly by the Nominating and Corporate Governance Committee of our Board and revised when appropriate. The full text of our Corporate Governance Guidelines can be found in the “Investors” section of our website accessible at www.lpath.com, by clicking the “Corporate Governance” link. A printed copy may also be obtained by any stockholder upon request to our Corporate Secretary.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. This Code constitutes a “code of ethics” as defined by the rules of the SEC. This Code also contains “whistle blower” procedures adopted by our Audit Committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters. Copies of the Code may be obtained free of charge from our website, www.lpath.com. Any amendments to, or waivers from, a provision of our Code that applies to any of our executive officers will be posted on our website in accordance with the rules of the SEC. Other than as specifically referenced herein, the information contained on, or that can be accessed through, our website is not a part of this Annual Report.

Director Independence

The Board assesses on a regular basis, and at least annually, the independence of our directors and makes a determination as to which directors are independent.  Our Board of Directors has determined that each of our directors is “independent,” except for Mr. Pancoast who is currently serving as our President and Chief Executive Officer. In assessing director independence, our Board has adopted the definition of “independent director” under the listing standards of the Nasdaq Stock Market. Our current independent directors are Jeffrey Ferrell, Daniel Kisner, Charles Mathews, Daniel Petree and Donald Swortwood.

Board and Committee Attendance

During the year ended December 31, 2013, the Board of Directors met ten times and it took action by unanimous written consent one time.  Our Board of Directors has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the R&D Advisory Committee.  During the last fiscal year, each of our directors attended at least 75% of the total number of meetings of the Board and all Board Committees on which such director served during that period.

Director Attendance at Annual Meeting

We believe the Annual Meeting provides a good opportunity for our directors to hear any feedback the stockholders may share with the Company at the Meeting. As a result, we encourage our directors to attend our Annual Meeting. We reimburse our directors for the reasonable expenses incurred by them in attending the Annual Meeting.  All of our directors attended the 2013 Annual Meeting.

Executive Sessions

Executive sessions of our independent directors are held at each regularly scheduled meeting of our Board and at other times as necessary and are chaired by the Chairman of the Board. The Board’s policy is to hold executive sessions without the presence of management, including our President and Chief Executive Officer, who is the only non-independent director on the Board. Our Board Committees also generally meet in executive session at the end of each Committee meeting.

Board Committees

Our Board of Directors has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the R&D Advisory Committee.  Each Committee acts pursuant to a written charter, each of which has been posted in the “Investors” section of our website accessible at www.lpath.com. Each Committee reviews its charter on an annual basis. In addition to the three standing Committees, the Board may approve from time to time the creation of special committees to assist the Board in carrying out its duties.

The Compensation Committee.  The Compensation Committee of the Board of Directors, currently consists of Messrs. Daniel Kisner (Chair), Jeffrey Ferrell, Daniel Petree, Charles Mathews, and Donald Swortwood. The functions of the Compensation Committee include the approval of the compensation offered to our executive officers and recommending to the full Board of Directors the compensation to be offered to our directors. In accordance with the listing standards of the Nasdaq Stock Market, the Compensation Committee evaluates the independence of each compensation consultant, outside counsel and advisor retained by or providing advice to the Compensation Committee.  The Board has determined that Messrs. Mathews, Kisner, Ferrell, Petree and Swortwood are each an “independent director” under the listing standards of the Nasdaq Stock Market, including the additional requirements that apply to members of the Compensation Committee.  In addition, the members of the Compensation Committee qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee met five times in 2013.

The Audit Committee.  The Audit Committee of the Board of Directors, currently consists of Messrs. Mathews (Chair), Ferrell, and Petree. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm. The Board has determined that each current member of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market and Section 10A(m)(3) of the Securities Exchange Act. As required by the listing standards of the Nasdaq Stock Market, each member of the Audit Committee can read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. The Board of Directors has also determined that Mr. Mathews is an “audit committee financial expert” within the applicable definition of the SEC. The Audit Committee met four times in 2013.

The Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of Messrs. Mathews (Chair), Petree, and Swortwood. The Nominating and Corporate Governance Committee evaluates and recommends to the Board nominees for each election of directors and helps oversee the Company’s regulatory and compliance matters. The Board has determined that Messrs. Mathews, Petree and Swortwood are each an “independent director” under the listing standards of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee met three times in 2013.

The R&D Advisory Committee.  The R&D Advisory Committee consists of Messrs. Kisner (Chair), Petree, and Pancoast. The R&D Advisory Committee evaluates and helps oversee the Company’s research and development initiatives. The Board has determined that Messrs. Kisner and Petree are each an “independent director” under the listing standards of the Nasdaq Stock Market. The R&D Advisory Committee met two times in 2013.

Board Leadership Structure

Daniel H. Petree serves as Chairman of our Board of Directors. Our Board has determined that separating the positions of Chief Executive Officer and Chairman of the Board is in the best interests of the Company and its stockholders at this time. Our Board believes our leadership structure enhances the accountability of our Chief Executive Officer to the Board and encourages balanced decision making. In addition, the Board believes that this structure provides an environment in which its independent directors are fully informed, have significant input into the content of Board meetings and are able to provide objective and thoughtful oversight of management.  Our Board also separated the roles in recognition of the differences in responsibilities. While our Chief Executive Officer is responsible for the day-to-day leadership of the Company, the Chairman of the Board provides guidance to the Board, sets the agenda for Board meetings and presides over the meetings of the full Board and the meetings of the Board’s non-management directors. The Board Chairman also provides performance feedback on behalf of the Board to our Chief Executive Officer. The Board intends to carefully evaluate from time to time whether our Chief Executive Officer and Chairman positions should remain separate based on what the Board believes is best for the Company and its stockholders.

Board Oversight of Risk

The Board is actively involved in the oversight of risks that could affect the Company. The Board as a whole has responsibility for risk oversight of the Company’s risk management policies and procedures, with reviews of certain areas being conducted by the relevant Board committee. The Board satisfies this responsibility through reports by each Committee Chair regarding the Committee’s considerations and actions, as well as through regular reports directly from management responsible for oversight of particular risks within the Company.  Specifically, the Board committees address the following risk areas:

•                  The Compensation Committee is responsible for overseeing the management of risks related to, the retention and motivation of the Company’s executives and their compensation plans and arrangements.

•                  The Audit Committee discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•                  The Nominating and Corporate Governance Committee considers risks related to regulatory and compliance matters.

•                  The R&D Advisory Committee considers risks related to the Company’s research and development initiatives.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations.

Stockholder Recommendations for Director Nominees

In nominating candidates for election as a director, the Nominating and Corporate Governance Committee will consider a reasonable number of candidates recommended by a single stockholder who has held over 2% of Lpath Common Stock for over one year and who satisfies the notice, information and consent provisions set forth in our Bylaws and Corporate Governance Guidelines. Stockholders who wish to recommend a candidate may do so by writing to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Lpath, Inc., 4025 Sorrento Valley Blvd., San Diego, California 92121. The Nominating and Corporate Governance Committee will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees. A printed copy of our Bylaws may be obtained by any stockholder upon request to our Corporate Secretary.

Identification and Evaluation of Director Nominees

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective Board Committees, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the Nominating and Corporate Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Nominating and Corporate Governance Committee deems appropriate, including the use of third parties to review candidates.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our Board and its Committees to fulfill their respective responsibilities. As set forth in our Corporate Governance Guidelines, these criteria generally include, among other things, an individual’s business experience and skills, as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity and ability to represent the best interests of the Company’s stockholders. In addition, the Nominating and Corporate Governance Committee will also consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective director nominees. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the Nominating and Corporate Governance Committee.

We believe that our current Board includes individuals with a strong background in executive leadership and management, accounting and finance, and with considerable Company and industry knowledge. In addition, each of our directors has a strong professional reputation and has shown a dedication to his or her profession and community. We also believe that our directors’ diversity of backgrounds and experiences, which include medicine, academia, business and finance, results in different perspectives, ideas, and viewpoints, which makes our Board more effective in carrying out its duties. We believe that our directors hold themselves to the highest standards of integrity and that they are committed to representing the long-term interests of our stockholders.

The Nominating and Corporate Governance Committee and the Board believe that each of the director nominees for election at the Annual Meeting brings a strong and unique set of qualifications, attributes and skills and provides the Board as a whole with an optimal balance of experience, leadership and competencies in areas of importance to our Company. Under “Proposal One—Election of Directors,” we provide an overview of each director nominee’s principal occupation, business experience and other directorships, together with other key attributes that we believe provide value to the Board, the Company and its stockholders.

Communications with the Board of Directors

The Board desires that the views of stockholders will be heard by the Board, its Committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, any Board Committee, the independent directors as a group or any individual director may send communications directly to the Company at 4025 Sorrento Valley Blvd., San Diego, California 92121, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees for Director

Our business is managed under the direction of our Board of Directors. Our Board has nominated each of our six (6) existing directors for re-election at the Annual Meeting, including:

Name	Age	Position
Daniel H. Petree (1)(2)(3)(4)	58	Chairman of the Board
Scott R. Pancoast (4)	55	President, Chief Executive Office, and Director
Jeffrey A. Ferrell (1)(2)	39	Director
Daniel L. Kisner, M.D. (1)(4)	67	Director
Charles A. Mathews (1)(2)(3)	76	Director
Donald R. Swortwood (1)(3)	73	Director

(1)                                 Member of the Compensation Committee

(2)                                 Member of the Audit Committee

(3)                                 Member of the Nominating and Corporate Governance Committee

(4)                                 Member of the R&D Advisory Committee

In addition to the information regarding our directors and skills that led our Board to conclude that the individual should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. We believe they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board.

The Board also believes that re-electing our incumbent directors helps to promote stability and continuity. The Board expects that each director will continue to make substantial contributions to the Company by virtue of their familiarity with, and insight into, the Company’s business and affairs accumulated during their tenure.

All of the nominees have indicated a willingness to continue serving as directors, and the Company has no reason to believe that any nominee will be unavailable or unable to serve. If any of them should decline or be unable to act as a director, the proxy holders will vote for the election of any other person or persons the Board may nominate.

The following sets forth information regarding the business experience of our directors as of March 31, 2013:

Daniel H. Petree

Chairman of the Board of Directors

Mr. Petree has served as a director of Lpath since November 2008, and was appointed as Chairman of the Board in September 2010. Mr. Petree has over 20 years of experience in the biotechnology industry, serving in a variety of roles including investment banker, senior operating manager and corporate and securities lawyer. Mr. Petree is a member and co-founder of P2 Partners, LLC formed in 2000, and a member and co-founder of Four Oaks Partners Consulting, LLC, founded in April 2012, both of which provide transaction advisory services to small and medium-sized science companies. Mr. Petree served as a director of Cypress Biosciences, Inc., a company that provides products for the treatment of patients with Functional Somatic Syndromes and other central nervous system disorders from 2004 to 2011. Before co-founding P2 Partners in 2000, Mr. Petree was President and Chief Operating Officer of Axys Pharmaceuticals, a structure-based drug design company in South San Francisco. Mr. Petree’s qualifications to sit on our Board include his experience as an executive and an investment banker in the biotechnology industry, his experience with structuring and negotiating pharmaceutical partnering arrangements, and his experience serving on public company boards and board committees.

Jeffrey A. Ferrell

Director

Mr. Ferrell has served as a director of Lpath since April 2007. Mr. Ferrell is currently the Managing Partner of Athyrium Capital Management, LLC, a life sciences-focused investment advisor based in New York City with over $500 million in assets under management.  Before founding Athyrium in 2008, Mr. Ferrell served in a number of capacities at Lehman Brothers.  He oversaw public and private life sciences investments for Global Trading Strategies, a principal investment group within Lehman, as a Senior Vice President from 2005 to 2008. Prior to that, he was a Vice President in

Lehman Brothers’ Private Equity division. Prior to joining Lehman in 2001, he was a principal at Schroder Ventures Life Sciences in Boston. Mr. Ferrell holds an A.B. in Biochemical Sciences from Harvard University. Mr. Ferrell’s qualifications to sit on our Board include his experience in providing fund raising and advisory services to life sciences companies, his knowledge of the life sciences industry and his knowledge of the capital markets.

Daniel L. Kisner, M.D.

Director

Dr. Kisner has been a member of our Board since July 2012. Since July 2010, Dr. Kisner has been a director of Dynavax Technologies Corporation, a clinical stage biopharmaceutical company, and has also served as Chairman of the Board for Tekmira Pharmaceuticals, a biopharmaceutical company since January 2010.  Additionally, Dr. Kisner currently serves on the board of Conatus Pharmaceuticals, Inc., a biotechnology company. From 2003 to 2010, Dr. Kisner served as a partner at Aberdare Ventures and prior to that as President and CEO of Caliper Technologies, leading its evolution from a start-up focused on microfluidic lab-on-chip technology to a publicly traded, commercial organization. Prior to Caliper, he was the President and Chief Operating Officer of Isis Pharmaceuticals, Inc., a biomedical pharmaceutical company. Previously, Dr. Kisner was Division Vice President of Pharmaceutical Development for Abbott Laboratories and Vice President of Clinical Research and Development at SmithKline Beckman Pharmaceuticals. In addition, he held a tenured position in the Division of Oncology at the University of Texas, San Antonio School of Medicine and is certified by the American Board of Internal Medicine in Internal Medicine and Medical Oncology. Our Board believes that Dr. Kisner’s background with larger, complex technology-based organizations as well as his significant experience with corporate transactions, including investing in venture-backed life science companies provides the Board with insights for setting strategy and reviewing the operations of the Company. He holds a B.A. from Rutgers University and an M.D. from Georgetown University

Charles A. Mathews

Director

Mr. Mathews has served as a director of Lpath since March 2006. Mr. Mathews is an active private investor and has served as an independent director on the boards of a number of public and private companies. From March 2005 to November 2006, Mr. Mathews was Chairman of Avanir Pharmaceuticals (AVNR), a drug development and marketing company and from May to September 2005 he acted as its Chief Executive Officer. Mr. Mathews is a past president of the San Diego Tech Coast Angels, part of an affiliation of over 200 accredited “angel” investors active in the life science and technology industries. From April 2002 until January 2004, Mr. Mathews served as the President and Chief Executive Officer of DermTech International, a privately held contract research organization focused on dermal and transdermal drugs. Mr. Mathews’ qualifications to sit on our Board include his leadership experience as an executive in the life sciences industry, his expertise in operations and corporate governance, and his experience serving on public and private company boards and board committees.

Scott R. Pancoast

Chief Executive Officer, President, and Director

Mr. Pancoast has served as the President and Chief Executive Officer of Lpath since March 2005 and as a Director of Lpath since 1998. Prior to joining Lpath, from 1994 to 2005, Mr. Pancoast was the Executive Vice President of Western States Investment Corporation (WSIC), a private San Diego venture capital fund. He has served as the CEO or interim CEO for six start-up companies and has been a member of the boards of directors for over 15 companies, including two public companies. Mr. Pancoast previously served on the board of directors of iVOW, Inc., a publicly-traded company. From 1986 to 1994 Mr. Pancoast was with National Sanitary Supply Company, where he was a member of the Board of Directors and served in various management positions including Senior Vice President—Operations and Chief Financial Officer. He is a graduate of the Harvard Business School and the University of Virginia. Mr. Pancoast’s qualifications to sit on our Board include his experience as our President and Chief Executive Officer, his experience as venture capitalist and business leader, and his current and past service as a board member for public and private companies.

Donald R. Swortwood

Director

Mr. Swortwood participated in the original funding of Lpath, and has served as a director of Lpath since July 2006. He has served as Chairman and Chief Executive Officer of Western States Investment Corporation since the founding of its predecessor in 1975, and has been an active investor and venture capitalist for over thirty-five years. His investing career began in basic industrial areas, such as industrial salt and transportation, and has evolved into technology and science related fields, ranging from a business that developed novel technologies for the detection and treatment of gastro-esophageal reflux disease, which was sold to Medtronic; to a leader in storage area network management software solutions, which was sold to EMC; to a business that developed the first “ear thermometer,” which was sold to Wyeth. Currently, the Western States portfolio of holdings includes a number of biotech and life science companies. Mr. Swortwood is a graduate of Stanford University. Mr. Swortwood’s qualifications to sit on our Board include his experience as a business leader and venture capitalist and his experience in advising emerging growth life science and technology companies.

Family Relationships

There are no family relationships between any of our officers and directors.

Vote Required and Board Recommendation

If a quorum is present, either in person or by proxy, directors will be elected by a plurality of the votes, which means the six nominees who receive the greatest number of FOR votes will be elected. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.

The shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned six nominees, unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders.

Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or their earlier death, resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF MOSS ADAMS LLP AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY

Moss Adams LLP has served as the Company’s independent registered public accounting firm since June 2009. Our Audit Committee is responsible for approving the engagement of Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The Audit Committee will meet with Moss Adams in 2014 on a quarterly or more frequent basis. At such times, the Audit Committee will review the services performed by Moss Adams, as well as the fees charged for such services.

A representative of Moss Adams is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires. The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by its independent auditors during Fiscal Years 2013 and 2012.

Set forth below is certain information concerning fees billed to us by Moss Adams in respect of services provided in 2013 and 2012.

	2013	2012
Audit fees	$122,000	$122,000
Audit-related fees	43,000	49,000
Tax Fees	8,500	11,200
All other fees	—	—
Total	$173,500	$182,200

Audit Fees:  For the years ended December 31, 2013 and 2012, the aggregate audit fees billed by Moss Adams were for professional services rendered for audits and quarterly reviews of our consolidated financial statements.

Audit-Related Fees:  For the years ended December 31, 2013 and 2012, audit-related fees billed by Moss Adams pertained to services rendered in connection with (i) the audit of our Schedule of Expenditures for the National Institutes of Health Research and Development Program, and (ii) procedures required for filings with the SEC in conjunction with financing transactions.

Tax Fees:  For the years ended December 31, 2013 and 2012, fees billed by Moss Adams related to tax return preparation and tax planning services.

All Other Fees:  For the years ended December 31, 2013 and 2012, there were no fees billed by Moss Adams for other services, other than the fees described above.

Policy on Audit Committee pre-approval of audit and permitted non-audit services of independent auditors

The Audit Committee has determined that all services provided by Moss Adams were compatible with maintaining the independence of such audit firm. The charter of the Audit Committee requires advance approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by our independent registered public accounting firm, subject to any exception permitted by law or regulation. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. During 2013 and 2012, the Chair of the Audit Committee, subsequently advising the Audit Committee, or the Audit Committee itself pre-approved all audit related and the tax services provided by our independent auditors. During 2013 and 2012, no non-permitted or non-authorized services were performed by our independent registered public accounting firm.

Vote Required and Board Recommendation

If a quorum is present, a majority of the votes cast for this proposal, whether in person or represented by proxy, is required for ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

Submission of the appointment to stockholder approval is not required under applicable law. However, If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Moss Adams LLP as our independent auditor or whether to consider the selection of a different firm.  Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending December 31, 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF MOSS ADAMS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 (ITEM 2 ON THE ENCLOSED PROXY CARD).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Lpath, Inc. with respect to Lpath’s audited financial statements for the fiscal year ended December 31, 2013, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 18, 2014. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee currently consists of three directors, each of whom is an “independent director” as defined in the listing standards for the Nasdaq Stock Market.  The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.  A copy of the charter is available on the Company’s website at www.lpath.com.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, Moss Adams LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Moss Adams to review the financial statements for the fiscal year ended December 31, 2013. The Audit Committee discussed with a representative of Moss Adams the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee met with Moss Adams, with and without management present, to discuss the overall scope of Moss Adam’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Moss Adams required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committee Concerning Independence, and has discussed with Moss Adams its independence, and satisfied itself as to the independence of Moss Adams.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2013 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

The Audit Committee of the Board of Directors:

Charles A. Mathews, Chair
Jeffrey A. Ferrell
Daniel H. Petree

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) except to the extent we specifically incorporate this report by reference.

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Compensation Committee of the Board of Directors, which is comprised solely of independent directors, has the responsibility for evaluating and authorizing the compensation payable to our executive officers.  The goal of our executive compensation program is to attract, motivate and retain executives of outstanding ability, performance and potential. To achieve this goal, the Compensation Committee has designed a package that combines competitive base pay and benefits, with incentive compensation conditioned on the achievement of predetermined annual performance goals and long-term equity awards.  The Compensation Committee believes this package encourages employee retention and the creation of stockholder value.  Our compensation program also seeks to be internally consistent with differentials commensurate with the scope of a named executive officer’s responsibilities.

In setting executive compensation in 2012, the Compensation Committee retained Compensia, Inc., a national compensation consulting firm (“Compensia”), to provide it with competitive market data and analysis regarding the compensation elements offered to the Company’s executive officers, including base salary, cash incentives and equity incentives. Compensia provided the analysis based on a peer group of life science companies approved by the Compensation Committee. In 2013, the Compensation Committee considered the prior report provided by Compensia as well as cost-of-living increases from 2012 in setting executive compensation for 2013. The Compensation Committee, based on the data and analysis received from Compensia, adopted and approved the compensation program for its executive officers described below.  In 2014, the Compensation Committee requested Compensia to provide updated market data and analysis for the Company’s peer group to assist the Compensation Committee in setting executive compensation for fiscal 2014.  Information regarding the compensation of our named executive officers in 2013 and 2012 is set forth below under “Executive Compensation”.

Objectives of our Executive Compensation Program

Our compensation program for our executive officers is designed to achieve the following objectives:

•                                          attract, engage and retain exceptionally talented and highly experienced executive officers in the competitive and dynamic life sciences industry;

•                                          motivate and reward executive officers whose knowledge, skills and performance contribute to our success;

•                                          encourage and inspire our executive officers to achieve key corporate strategic objectives by linking incentive award opportunities to the achievement of individual and company-wide short- and long-term goals; and

•                                          align the interests of our executives and stockholders by motivating executive officers to increase stockholder value.

Elements of Compensation

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary, an annual performance-based cash bonus, long-term equity awards in the form of restricted stock units (“RSUs”), employer contributions to our 401(k) plan, and eligibility to participate in employee benefit plans available to all full-time employees, including group health plan, group term life insurance, and short- and long-term disability benefits.

Taken as a whole, the elements of our compensation package are comparable to those offered by other similarly sized companies in our industry. This allows us to compete in acquiring talent and retaining key executives. Our annual cash bonuses link executive performance to the measurable success of our Company and the individual achievements and performance of the executives. Likewise, equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

Base Salary

Base salaries of our named executive officers depend on their job responsibilities, the market rate of compensation paid by companies in our industry for similar positions, our financial position, and external factors like inflation and the projected strength of the economy. The Compensation Committee reviews the base salaries of our named executive officers at least annually. The annual base salaries of our named executive officers are reflected in the Summary Compensation Table.

Annual Performance-Based Bonus

The annual performance-based cash bonus paid to our named executive officers is determined by the Compensation Committee based on the achievement of our corporate goals, weighted by importance, as well as individual goals applicable to the named executive officer’s position. Our corporate goals consist of progress on the clinical trials for our drug candidates, efforts to develop additional drug candidates, our ability to maintain our existing and secure additional collaborative relationships and our ability to control our operating costs and raise the financing necessary to support our operations. The individual goals of our named executive officers are based on the executive’s job title and responsibilities.  In addition, the Compensation Committee retains discretion to adjust the actual amount of the annual bonus based on our stock performance, our accomplishments determined on a qualitative basis, and the strength of our market position at the end of the fiscal year.

Following the end of each fiscal year, the Compensation Committee is responsible for determining the bonus amount payable to the executive officer based on the Company’s and the executive officer’s performance against the performance metrics established by the Compensation Committee for the recently completed fiscal year.  The bonus amounts reflected in the Summary Compensation Table for 2012, reflect the Company’s and the executive officer’s performance during fiscal 2011; and the bonus amounts reflected in the Summary Compensation Table for 2013, reflect the Company’s and the executive officer’s performance during fiscal 2012.

Based on its evaluation, the Compensation Committee awarded the named executive officers an average of 42% of their full target bonus amounts over the past two fiscal years.

Long-Term Incentive Awards

Since 2007, we have granted long-term equity incentives in the form of time-based and performance-based restricted stock units (RSUs).  The Compensation Committee has elected to issue RSUs for the following reasons:

•                  RSUs have less complex accounting than stock options;

•                  RSUs (because they always have a value) are less dilutive to stockholders;

•                  RSUs are better vehicles for performance-based vesting conditions; and

•                  RSUs are more favorably viewed by employees because they always have value (as opposed to options that may go “underwater”).

The Compensation Committee general grants RSUs that vest ratably over four years or, upon achievement of specified clinical milestones. The long-term nature of RSUs provides a meaningful retention incentive, while the issuance of shares upon vesting encourages our executives to build stockholder value, thereby aligning the interests of our named executive officers with our stockholders’. The Compensation Committee determines the size of the incentive award based on company performance and the named executive officers past and expected future performance.

Miscellaneous

Our named executive officers are eligible to participate in our 401(k) plan, a defined contribution retirement plan. Just like other employees eligible to participate in the 401(k) plan, named executive officers who participate in the plan receive an employer matching contribution in an amount equal to a maximum of 4% of the participant’s compensation, subject to statutory limitations. We do not sponsor any defined benefit pension plan, nonqualified defined contribution plan, or deferred compensation plan; nor do we provide post-retirement health coverage for our named executive officers.

Vote Required and Board Recommendations

The Board of Directors and the Compensation Committee each believe that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving the Company’s core objectives and goals. Accordingly, the Board of Directors recommends that you vote in favor of this proposal.

The Board is asking you to vote on the adoption of the following resolution:

RESOLVED, that the stockholders of Lpath, Inc. hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the compensation tables and related narrative discussion.

If a quorum is present, a majority of the votes cast for this proposal, whether in person or represented by proxy, is required for approval of this proposal. Abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, which is disclosed elsewhere in this proxy statement.  The vote is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee in any way.  Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions.  However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (ITEM 3 ON THE ENCLOSED PROXY CARD).

EXECUTIVE COMPENSATION

Our Executive Officers

Executive officers are elected by our Board and serve at its discretion. There are no family relationships between any director or executive officer and any other directors or executive officers. Set forth below is information regarding our named executive officers.

Name	Age	Position
Scott R. Pancoast (1)	55	President, Chief Executive Officer, and Director
Gary J.G. Atkinson	61	Senior Vice President and Chief Financial Officer
Dario A. Paggiarino, M.D.	57	Senior Vice President and Chief Development Officer
Gary Woodnutt Ph.D.	57	Senior Vice President of Research

(1)                                 The biographical information for Mr. Pancoast is provided in the section identifying Director nominees on page 9.

Gary J.G. Atkinson

Senior Vice President and Chief Financial Officer

Mr. Atkinson joined Lpath as Vice President, Chief Financial Officer in 2005. He has more than 20 years of financial management experience. Prior to joining Lpath, Mr. Atkinson served, from 2001 to 2005 as Senior Vice President and Chief Financial Officer at Quorex Pharmaceuticals, Inc., a drug discovery company. From 1995 to 2000, Mr. Atkinson served as Vice President of Finance at Isis Pharmaceuticals, a publicly held pharmaceutical research and development company. He began his career with Ernst & Young, where he earned his CPA certification. Mr. Atkinson is a graduate of Brigham Young University.

Dario A. Paggiarino, M.D.

Senior Vice President and Chief Development Officer

Dr. Paggiarino joined Lpath in April 2013. He has more than 25 years of experience in the pharmaceutical industry, having directed global development programs in a number of therapeutic areas including ophthalmology, pain, inflammatory conditions, and oncology. Most recently, Dr. Paggiarino served as Vice President and Therapeutic Unit Head for retina diseases at Alcon, a division of Novartis from 2011 to 2013. He also served as Executive Director of Clinical Development and Medical Affairs at Pfizer Global R&D with focus on global clinical development in glaucoma, diabetic and degenerative retinal diseases, and medical responsibilities for Macugen® from 2001 to 2011. Earlier in his career, he held R&D positions of increasing responsibility at Angelini Pharmaceuticals, a privately owned company, ultimately serving as president. Later he joined Pharmacia Global R&D where he was clinical program director of ophthalmology with responsibilities for Xalatan(R), the leading glaucoma therapy in the world, and ocular devices such as viscoelastics (Healon®) and intraocular lenses (CeeOn®, Tecnis®). Dr. Paggiarino earned his degree in Medicine and General Surgery at the University of Rome La Sapienza and has authored numerous scientific articles.

Gary Woodnutt Ph.D.

Senior Vice President, Research

Dr. Woodnutt joined Lpath in April 2013. Prior to joining Lpath, Dr. Woodnutt served as the Vice President, Open Innovation at CovX, a division of Pfizer acquired in 2007, from 2012 to 2013, and as Vice President of Biology Research from 2006 to 2012. From 2002 to 2006, Dr. Woodnutt was the Senior Vice President of Pharmaceutical Research and Development for Diversa Corporation. He began his career in the pharmaceutical industry with Glaxo SmithKline Pharmaceuticals, where he was employed for more than 20 years and rose to the position of Vice President and Head of Biology in the Antimicrobial and Host Defense Group. Dr. Woodnutt received his Ph.D. in biochemistry/physiology from the University of Reading, and he has authored numerous scientific articles.

Executive Compensation

The following table summarizes the compensation that we paid to our named executive officers during the years ended December 31, 2013 and 2012.  Our named executive officers for fiscal 2013 included Scott R. Pancoast, our Chief Executive Officer and President, Gary J.G. Atkinson, our Senior Vice President and Chief Financial Officer, Dario A. Paggiarino, M.D., our Senior Vice President and Chief Development Officer, and Gary Woodnutt, Ph.D., our Senior Vice President, Development.  For fiscal 2012, our named executive officers included Messrs. Pancoast and Atkinson.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus	Option and RSU Awards		All Other Compensation		Total
Scott R. Pancoast	2013	$429,986	(1)	$105,000	$144,150	(5)	$10,200	(6)	$689,336
Chief Executive Officer and President	2012	$419,935	(1)	$40,000	$119,329	(5)	$10,000	(6)	$589,264

Gary J.G. Atkinson	2013	$305,300	(2)	$60,000	$74,993	(5)	$10,200	(6)	$450,493
Senior Vice President and Chief Financial Officer	2012	$293,077	(2)	$25,000	$39,309	(5)	$10,000	(6)	$367,386

Dario A. Paggiarino, M.D.	2013	$215,385	(3)	$—	$88,190	(5)	$8,369	(6)	$311,944
Senior Vice President and Chief Development Officer

Gary Woodnutt Ph.D.	2013	$215,385	(4)	$—	$88,190	(5)	$8,369	(6)	$311,944
Senior Vice President, Development

(1)                                 Scott Pancoast, our CEO and President, was paid a base salary of $432,000 per annum, effective as of March 1, 2013.  Mr. Pancoast provides consulting services to Western States Investment Corporation (“WSIC”) pursuant to the Company’s arrangement with WSIC. WSIC reimburses the Company for the cost of services provided by Mr. Pancoast. Mr. Pancoast may be granted annual bonuses and equity awards at the discretion of the Compensation Committee.

(2)                                 Gary Atkinson, our Senior Vice President and Chief Financial Officer, was paid a base salary of $308,000 per annum, effective as of March 1, 2013. Mr. Atkinson provides consulting services to WSIC pursuant to the Company’s arrangement with WSIC. WSIC reimburses the Company for the cost of services provided by Mr. Atkinson. Mr. Atkinson may be granted annual bonuses and equity awards at the discretion of the Compensation Committee.

(3)                                 Dario A. Paggiarino, M.D., our Senior Vice President and Chief Development Officer, was paid a base salary of $320,000 per annum, effective as of his hire date of April 15, 2013.  Dr. Paggiarino may be granted annual bonuses and equity awards at the discretion of the Compensation Committee.

(4)                                 Gary Woodnutt,Ph.D., our Senior Vice President, Research, was paid a base salary of $320,000 per annum, effective as of his hire date of April 15, 2013.  Dr. Paggiarino may be granted annual bonuses and equity awards at the discretion of the Compensation Committee.

(5)                                Option and Restricted Stock Units (“RSU”) award compensation represents the aggregate annual stock compensation expense of the officer’s outstanding stock option grants and RSUs. Compensation for employees is measured at the grant date based on the fair value of the award and is recognized as compensation expense over the service period, which generally represents the vesting period. Material terms of the outstanding equity awards for each of the named executive officers are set forth in the following table entitled “Outstanding Equity Awards at Fiscal Year-End 2012”.

(6)                                 Amounts represent company matching 401(k) contributions.

The following table details unexercised stock options and RSUs for each of our named executive officers as of December 31, 2013.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not
Name	Exercisable	Unexercisable		Price ($)	Date(1)	Vested (#)(4)	Vested ($)(4)	Vested (#)(5)	Vested ($)(5)
Scott R. Pancoast	28,572	—	(2)	$5.60	11/30/2015	47,598	$202,767	—	$—
	35,549	—	(2)	$1.54	5/16/2015
	70,000	—	(3)	$0.56	3/29/2015

Gary J.G. Atkinson	10,715	—	(2)	$5.60	11/30/2015	34,441	$146,719	—	$—
	32,143	—	(2)	$4.48	10/28/2015

Dario A. Paggiarino, M.D.						100,000	$426,000	—	$—

Gary Woodnutt Ph.D.						100,000	$426,000	—	$—

(1)                       For each option shown, the expiration date is the 10th anniversary of the date the option was granted.

(2)                       One quarter of the shares vest one year from the date of grant, the remaining shares vest monthly over the following three years.

(3)                       Shares vest monthly over four years.

(4)                       RSUs vest over a four-year period.

(5)                       Performance-based RSUs vest upon the achievement of specific performance objectives.

Narrative to Summary Compensation Table and Outstanding Equity Awards Table

The Compensation Committee of the Board of Directors, which is comprised solely of independent directors, has the responsibility for evaluating and authorizing the compensation payable to our executive officers. In setting executive compensation in 2012, the Compensation Committee retained Compensia, Inc., a national compensation consulting firm (“Compensia”), to provide it with competitive market data and analysis regarding the compensation elements offered to the Company’s executive officers, including base salary, cash incentives and equity incentives. Compensia provided the analysis based on a peer group of life science companies approved by the Compensation Committee. In 2013, the Compensation Committee considered the prior report provided by Compensia as well as cost-of-living increases from 2012 in setting executive compensation for 2013. The Compensation Committee, based on the data and analysis received from Compensia, adopted and approved the compensation program for its executive officers described below.

Salary. The Compensation Committee sets the base salaries for the Company’s executive officer. The amounts included in the Salary column of the Summary Compensation Table reflects an annual salary review by the Compensation Committee and any salary increases are pro-rated based on the effective date of any salary increase.

Effective March 1, 2012, Mr. Pancoast’s base salary was increased from $410,000 to $422,300.  Effective March 1, 2013, his base salary was increased to $432,000.

Effective March 1, 2012, Mr. Atkinson’s base salary was increased from $285,000 to $295,000. Effective March 1, 2013, Mr. Atkinson’s base salary was increased to $308,000.

Bonus. As part of the Company’s executive compensation program, the Compensation Committee provides annual performance-based cash incentive awards to our executive officers and other key employees.  The annual incentive awards are based on the achievement of Company and individual performance metrics established at the beginning of each fiscal year by the Compensation Committee.  Following the end of each fiscal year, the Compensation Committee is responsible for determining the bonus amount payable to the executive officer based on the Company’s and the executive officer’s performance against the performance metrics established by the Compensation Committee for the recently completed fiscal year.  The bonus amounts reflected in the Summary Compensation Table for 2012, reflect the Company’s and the executive officer’s performance during fiscal 2011; and the bonus amounts reflected in the Summary Compensation Table for 2013, reflect the Company’s and the executive officer’s performance during fiscal 2012.

Based on its evaluation, the Compensation Committee awarded the named executive officers an average of 42% of their full target bonus amounts over the past two fiscal years.

Equity Awards.  Our Compensation Committee believes that equity ownership by our executive officers and key employees encourages them to create long-term value and aligns their interests with those of our stockholders. Since November 2007, the Compensation Committee has granted RSUs to our executive officers and our other key employees pursuant to our Amended and Restated 2005 Equity Incentive Plan (the “Plan”).

Mr. Pancoast was granted 30,000 and 14,286 RSUs in 2013 and 2012, respectively.  Mr. Atkinson was granted 25,000 and 10,715 RSUs in 2013 and 2012, respectively.  Dr. Paggiarino and Dr. Woodnutt were awarded 100,000 RSUs in 2013.

All Other Compensation.  We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan. In any plan year, we contribute to each participant a matching contribution up to a maximum of 4% of the participant’s compensation, subject to statutory limitations. We do not provide any nonqualified defined contribution or other deferred compensation plans.

Severance.  If Mr. Pancoast’s employment is terminated by the Company without cause, he is entitled to receive his base salary and benefits for a period of 12 months following such termination, and the portion of his stock options and RSUs that would have vested during the 18 months following the termination will immediately vest. If Mr. Pancoast’s employment is terminated in connection with a change of control of the Company, then Mr. Pancoast will be paid his base salary and benefits for a period of 18 months following such termination, and the portion of his stock options and RSUs that would have vested during the 24 months following the termination will immediately vest

If Messrs. Atkinson’s, Paggiarino’s and Woodnutt’s employment is terminated by the Company without cause, they are entitled to receive their base salary and benefits for a period of 12 months following such termination. If their employment is terminated in connection with a change of control of the Company, then they will be paid their base salary and benefits for a period of 12 months following such termination, and the portion of their stock options and RSUs that would have vested during the 24 months following the termination will immediately vest.

Director Compensation

Our directors play a critical role in guiding our strategic direction and overseeing the management of the Company. Ongoing developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified and productive public company directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload. Our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board Committees. Mr. Pancoast, our President and Chief Executive Officer, receives no separate compensation for his service as a director.

The following table sets forth compensation earned and paid to each non-employee director for service as a director during 2013:

Director Compensation Fiscal Year 2013

Name	Fees Paid in Cash	RSU and Option Awards		Total
Jeffrey A. Ferrell	$41,000	$33,715	(1)	$74,715
Daniel L. Kisner, M.D.	$49,000	$53,064	(2)	$102,064
Charles A. Mathews	$56,000	$33,715	(3)	$89,715
Daniel H. Petree	$58,000	$44,953	(4)	$102,953
Donald R. Swortwood	$37,000	$33,715	(5)	$70,715

(1)                                 Mr. Ferrell was appointed to the Board in April 2007 and first elected in October 2007. As of December 31, 2013, Mr. Ferrell held 24,213 RSUs, of which 22,710 are vested.

(2)                                 Dr. Kisner was appointed to the Board in July 2012. As of December 31, 2013, Dr. Kisner held 16,098 RSUs, of which 11,128 are vested.

(3)                                 As of December 31, 2013, Mr. Mathews held 7,143 stock options, all of which were vested, and 23,785 RSUs, of which 22,282 were vested. Mr. Mathews was first elected to the Board in March 2006.

(4)                                 Mr. Petree was appointed to the Board of Directors in November 2008 and first elected in June 2009. In September 2010, Mr. Petree was elected Chairman of the Board. As of December 31, 2013, Mr. Petree held 30,076 RSUs, of which 28,072 were vested.

(5)                                 As of December 31, 2013, Mr. Donald R. Swortwood held 7,143 stock options, all of which were vested, and 23,785 RSUs, of which 22,282 are vested. Mr. Swortwood was first elected to the Board in July 2006.

Narrative Discussion of the Summary Compensation Table.

Our director compensation program is overseen and authorized by the Board of Directors, based on the recommendation of the Compensation Committee. The Compensation Committee periodically receives advice and recommendations from Compensia, its compensation consultant, with respect to director compensation matters. During 2013, the terms of the compensation arrangements for our non-management directors were as follows:

•                  Non-management directors received an annual retainer of $30,000, which was paid in equal quarterly payments. The Chairman of the Board received an annual retainer of $40,000, which was paid in equal quarterly payments.

•                  Members of the Audit Committee received an annual retainer of $7,000, which was paid in quarterly installments. The Chair of the Audit Committee received an annual retainer of $16,000, which was paid in quarterly installments.

•                  Members of the Compensation Committee received an annual retainer of $4,000, which was paid in quarterly installments. The Chair of the Compensation Committee received an annual retainer of $9,000, which was paid in quarterly installments.

•                  Members of the Nominating and Corporate Governance Committee received an annual retainer of $3,000, which was paid in quarterly installments. The Chair of the Nominating and Corporate Governance Committee received an annual retainer of $6,000, which was paid in quarterly installments.

•                  Members of the R&D Advisory Committee received an annual retainer of $4,000, which was paid in quarterly installments. The Chair of the R&D Advisory Committee received an annual retainer of $10,000, which was paid in quarterly installments.

•                  Each non-management director received a grant of restricted stock units (“RSUs”) for 6,012 shares of Lpath Common Stock. The Chairman of the Board received a grant of RSUs for 8,016 shares of Lpath Common Stock. The RSUs granted have a five-year life and vest over a one-year period.

Our directors did not receive any other meeting fees. We do reimburse our directors for their reasonable expenses in attending Board and Board Committee meetings in accordance with the Company’s reimbursement policy.

PROPOSAL FOUR

APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of Lpath and our stockholders to change the state of incorporation of Lpath from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our company.

Summary

The principal effects of the Reincorporation will be that:

•                  The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws;

•                  The resulting Delaware corporation (“Lpath-Delaware”) will be the same entity as the Company as currently incorporated in Nevada (“Lpath-Nevada”) and will continue with all of the rights, privileges and powers of Lpath-Nevada, will possess all of the properties of Lpath-Nevada, will continue with all of the debts, liabilities and obligations of Lpath-Nevada and will continue with the same officers and directors of Lpath-Nevada immediately prior to the Reincorporation, as more fully described below; and

•                  When the Reincorporation becomes effective, all of our issued and outstanding shares of Class A common stock will be automatically converted into issued and outstanding shares of common stock of Lpath-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of Class A common stock on the Nasdaq Capital Market under the same symbol “LPTN”. Lpath-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Class A common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Lpath-Delaware common stock, and shares of our Class A common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Lpath-Delaware common stock. The Reincorporation will not change the respective positions of Lpath or our stockholders under federal securities laws.

•                  Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Lpath-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Lpath-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment contracts and other employee benefit arrangements also will be continued by Lpath-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

•                  Upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of Class A common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Lpath-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock the Company is authorized to issue.  Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 100,000,000 shares of common stock and up to 15,000,000 shares of preferred stock.  Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 100,000,000 shares of common stock and up to 15,000,000 shares of preferred stock.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this proposal, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix B (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix C (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern Lpath-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix D (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this proposal, the Board will adopt Bylaws for Lpath-Delaware, substantially in the form appended to this proxy statement as Appendix E (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of Lpath-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix F (the “Delaware Indemnification Agreement”). Approval of this proposal by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement. Stockholders should also note that approval of the Reincorporation will also constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as plans of Lpath-Delaware.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of Lpath and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Reasons for the Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs.  We believe any benefits provided to the Company by Delaware law directly benefit our stockholders.

In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to Lpath and our stockholders:

•                  our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•                  the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

•                  the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•                  the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

•                  the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of Lpath and is not aware of any present attempt by any person to acquire control of Lpath or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights.

Effects of the Reincorporation

Apart from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Lpath-Delaware will be the same entity as Lpath-Nevada immediately prior to the Reincorporation.  By virtue of the Reincorporation, all of the rights, privileges and powers of Lpath-Nevada, all property owned by Lpath-Nevada, all debts due to Lpath-Nevada and all other causes of action belonging to Lpath-Nevada immediately prior to the Reincorporation will remain vested in Lpath-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Lpath immediately prior to the Reincorporation will remain attached to Lpath-Delaware following the Reincorporation. Lpath-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of Lpath-Delaware, without any action on the part of our stockholders. The Reincorporation will have no effect on the trading of our shares of common stock on the Nasdaq Capital Market under the same symbol “LPTN”. Lpath-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Class A common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Lpath-Delaware common stock, and shares of our Class A common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Lpath-Delaware common stock. The Reincorporation will not change the respective positions of Lpath or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of Lpath-Delaware, all of our employee benefit and incentive plans will become Lpath-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Lpath-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employment contracts and other employee benefit arrangements also will be continued by Lpath-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation.

Similarly, upon effectiveness of the Reincorporation, all outstanding warrants to purchase shares of Class A common stock will automatically be converted into a warrant to purchase or receive the same number of shares of Lpath-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Lpath-Delaware.

Lpath-Nevada stockholders will not be required to exchange their Lpath-Nevada stock certificates for new Lpath-Delaware stock certificates. Following the effective time of the Reincorporation, any Lpath-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Lpath-Delaware stock certificates. Lpath stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

The Reincorporation will have no effect on the number of shares of common stock and preferred stock the Company is authorized to issue.  Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 100,000,000 shares of common stock and up to 15,000,000 shares of preferred stock.  Similarly, the Delaware Certificate of Incorporation authorizes the Company to issue up to 100,000,000 shares of common stock and up to 15,000,000 shares of preferred stock.

Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement. Stockholders should also note that approval of the Reincorporation will also constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as plans of Lpath-Delaware.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws (the “Nevada Bylaws”).

Federal Income Tax Consequences of the Reincorporation

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the Lpath-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of Lpath-Nevada common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to Lpath-Delaware common stock will include the period during which you held the corresponding shares of Lpath-Nevada common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of Lpath-Nevada previously filed with the SEC will remain the financial statements of Lpath-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Blank Check Stock

Lpath-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Lpath-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Lpath-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Lpath-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Lpath-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Lpath-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Lpath-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Lpath-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

Although the Delaware Certificate of Incorporation and the Delaware Bylaws are substantially similar to provisions from the current Articles of Incorporation and Bylaws of Lpath-Nevada, they also include certain provisions that are different from the provisions contained in Lpath’s current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Lpath-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.  It should be noted that Articles of Incorporation of Lpath-Nevada only set forth the number of authorized shares of common stock and preferred stock, and did not contain any corporate governance terms.  Instead, all corporate governance terms were contained in the Bylaws of Lpath-Nevada.  In preparing the Delaware Certificate of Incorporation and Delaware Bylaws, the Company followed the standard practice under the DGCL of including corporate governance terms in both the Delaware Certificate of Incorporation and the Delaware Bylaws.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and Lpath-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws and to the Delaware Certificate of Incorporation and Delaware Bylaws, respectively.

Provision	NRS and Lpath-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Commentary
Amendment of Charter

Nevada law requires a vote of the Company’s board of directors followed by the affirmative vote of the majority of shares entitled to vote to approve an amendment to the Articles of Incorporation of Lpath-Nevada.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

Delaware law requires a vote of a company’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required by the Certificate of Incorporation.

Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the Certificate of Incorporation requires a greater percentage vote.

Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the Certificate of Incorporation.

In general, the Delaware Certificate of Incorporation requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the Certificate of Incorporation, unless a greater percentage vote is required under the DGCL.

Notwithstanding the foregoing, certain corporate governance provisions in the Delaware Certificate of Incorporation (including the ability of stockholders to take action by written consent, calling of special meetings, the number and term of directors, filling vacancies on the board of directors, indemnification, director and officers insurance) require the affirmative vote of the holders of at least 66 2/3% of the voting power of the Company to amend, alter or repeal such provisions.

This heighted voting standard for the corporate governance provisions listed above is consistent with the 66 2/3% voting requirement for these same provisions under the Nevada Bylaws.  As discussed above, the Nevada Articles of Incorporation did not contain any corporate governance matters, but only set forth the authorized number of shares of common stock and preferred stock.  In preparing the Delaware Certificate of Incorporation and Delaware Bylaws, the Company followed the standard practice under the DGCL of including corporate governance terms in both the Delaware Certificate of Incorporation and the Delaware Bylaws.

Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Nevada Bylaws currently provide that the holders of at least 66 2/3rds of the shares of the Company entitled to vote in any duly called special or regular meeting, shall be required to amend or alter any provisions of the Nevada Bylaws.

The Nevada Bylaws also provide that a majority of the Board of Directors at any duly called regular or special meeting may alter or amend any provisions of the Nevada Bylaws.

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Delaware Certificate of Incorporation and the Delaware Bylaws expressly empower the Board to adopt, amend or repeal the Delaware Bylaws.

Unlike the Nevada Bylaws, the Delaware Bylaws only require the vote of a majority of the outstanding voting to amend or repeal the Delaware Bylaws, except that certain corporate governance matters (including the ability to call special meetings, voting requirements, notice of stockholder nominations,  required vote for directors and director nominations, action by written consent of stockholders, qualification, number term, removal and vacancies of the members of the board, indemnification of directors and officers and amendments to the Delaware Bylaws) still require a vote of 66 2/3rds of the issued and outstanding shares of stock entitled to vote on such action.

Director Elections

The Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholder or until their earlier death, incapacity, resignation or removal.

The Nevada Bylaws provide that election of directors is by a plurality of the vote.

Similar to the Nevada Bylaws, the Delaware Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholder or until their earlier death, incapacity, resignation or removal.

The Delaware Bylaws provide for plurality voting in a contested director election.  However, in uncontested director elections, the Delaware Bylaws establish a majority voting standard in which each director will be elected by the vote of the majority of the votes cast (in person or by proxy) with respect to the director. A “majority of votes cast” means that the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director.

In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected. An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve, but will tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will take action to determine whether to accept or reject the director’s resignation, or whether other action is appropriate, and will make a recommendation to the Board. Within ninety (90) days following the date of the certification of the election results, the Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale for such decision.

The Nevada and Delaware Bylaws both provide for annual director elections.

The Company believes that the majority voting standard required by the Delaware Bylaws is more favorable to stockholders and is responsive to recent corporate governance trends.

Number of Authorized Directors

The Nevada Bylaws provide that the Board shall consist of no less than one (1) and no more than six (6) members, or such other number as may be set by resolution of the Board of Directors.

The Nevada Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Nevada Bylaws.

The Delaware Bylaws provide that the number of directors shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the total number of directors.

The Delaware Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Delaware Bylaws.

The Delaware Bylaws are similar to the Nevada Bylaws.

Filling Vacancies on the Board of Directors

The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

In addition, the Nevada Bylaws authorize the Company’s stockholders holding a majority of the voting power to fill vacancies in the Board at any regular or special meeting.

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Bylaws also provide that stockholder holding a majority of the voting power may fill vacancies in the Board.

The Nevada Bylaws and the Delaware Bylaws provide stockholders with similar rights.

In addition, the DGCL provides greater protection to a company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

Removal of Directors	The Nevada Bylaws provide that any director may be removed for cause only by a vote of a majority of the voting power or by a majority vote of the Board of Directors.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a Company without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

To comply with Delaware law, the Delaware Bylaws provide that a director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Unlike the Nevada Bylaws, the Delaware Bylaws do not authorize the Board of Directors to remove a director for cause.

Interested Party Transactions

The NRS provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the company at the time it is authorized or approved.

The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Stockholder Voting-Quorum

The NRS provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

		The DGCL provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law are substantially similar in respect to quorum requirements.

Advance Notice Bylaw Provisions

The Nevada Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.  As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting.  Any proposal or nomination that fails to comply with these timining and information requirements may be disqualified.

Similarly, the Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.  As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting.  Any proposal or nomination that fails to comply with these timining and information requirements may be disqualified.

The advance notice provisions in the Nevada and Delaware Bylaws are similar, but they are not exactly the same.  Stockholders wishing to nominate a director or bring an item of business before an annual or special meeting are encouraged to read the applicable Bylaws in order to comply with the applicable timing and information requirements.

Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the Company. Generally, Nevada law does not require a stockholder vote of the surviving Company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

Neither the Nevada Bylaws nor the Delaware Bylaws contain any supermajority voting requirements for mergers or other corporate reorganizations.

Special Meetings of Stockholders

Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors or the president may call annual and special meetings of the stockholders and directors.

The Nevada Bylaws provide that special meetings of stockholders may be called by the Board, or by the President, or upon the request of the shareholders owning not less than fifty percent the outstanding stock entitled to vote at such meeting.

Under DGCL, a special meeting of stockholders may be called by the Board or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that a special meeting of stockholders may be called at any time by the Chairman of the Board, the Board pursuant to a resolution adopted by a majority of the total number of authorized directors, or the Chief Executive Officer of the Company.

The Delaware Bylaws also provide that a special meeting of stockholders shall be called upon the request to the Secretary of the Company of the stockholders owning not less than fifty percent (50%) of the outstanding stock entitled to vote at such meeting.

The Delaware Bylaws are substantially similar to the Nevada Bylaws and both provide that a majority of the stockholders entitled to vote at a special meeting may call a special meeting of stockholders.

Stockholder Action by Written Consent	The Nevada Bylaws authorize the Company’s stockholders to act by written consent. Any written consent must be signed by no less than a majority of the stockholders entitled to vote on the matter.

The Delaware Bylaws authorize the Company’s stockholders to vote by written consent.  Any written consent action must be signed by the stockholders holding at least the minimum number of votes that would be necessary to authorize or take such action at an annual or special meeting of stockholders.

The Nevada Bylaws and the Delaware Bylaws both allow the Company’s stockholders to act by written consent.

The Delaware Bylaws contain additional provisions outlining the process for setting the record date for determining the stockholders entitled to vote by written consent action.

Failure to Hold an Annual Meeting of Stockholders

The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

The DGCL provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings

Under the NRS, a company is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes a new record date for the adjourned meeting.

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.

Limitation on Director Liability

Under the NRS, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The provisions in the Nevada Bylaws comply with Nevada law as set forth above.

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions in the Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.

Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

Indemnification Provision

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

The Nevada Bylaws comply with Nevada law as set forth above.

Under DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Delaware Certificate of Incorporation and Delaware Bylaws comply with Delaware law as set forth above.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit the Company to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

The Company intends to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

Advancement of Expenses

The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

The Nevada Bylaws authorize the Company to advance expenses to its officers and directors. In addition, the Company has entered into indemnification agreements with each of its officers and directors that provide for the advancement of expenses.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

Similar to the Nevada Bylaws, the Delaware Bylaws and the Delaware Certificate of Incorporation authorize the Company to advance expenses to its officers and directors. In addition, if the reincorporation is approved, the Company intends to  enter into a Delaware Indemnification Agreement with each of its officers and directors to provide for the advancement of expenses.

Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.

Declaration and Payment of Dividends

Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Under the DGCL, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

Neither the Delaware Certificate of Incorporation nor the Nevada Articles of Incorporation have terms imposing additional restrictions on the payment of dividends.

Business Combinations

The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

The DGCL prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3rds% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.

Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Control Share Acquisition Statute

Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person.

The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada,  unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.

	Delaware does not have a similar statute.	Consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

Blank Check Preferred Stock

Under the Nevada Articles of Incorporation, the Company is authorized to issue up to 15,000,000 shares of preferred stock, including 5,000,000 shares of Series A Preferred Stock, 5,000,000 shares of Series B Preferred Stock and 5,000,000 shares of Series C Preferred Stock. No shares of Series A, Series B or Series C Preferred Stock are currently outstanding.

The Nevada Articles of Incorporation authorize the Company’s Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Nevada Articles of Incorporation grant the Company’s Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Class A common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

Under the Delaware Certificate of Incorporation, the Company is authorized to issue up to 15,000,000 shares of preferred stock.  The shares of preferred stock have not been designated into separate series.  No shares of Preferred Stock will be outstanding as of the date of the Reincorporation.

The Delaware Certificate of Incorporation will authorize the Company’s Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Delaware Certificate of Incorporation grants the Company’s Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our Company.

The Company’s Board of Directors have substantially similar rights under the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation to designate and issue up to 15,000,000 shares of preferred stock.

Taxes and Fees

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $175, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

The Company estimates that its annual Delaware franchise tax fee will be approximately $42,350, based on the Company’s existing capitalization and assets.

The Company believes that the benefits discussed above in “Reasons for the Reincorporation” justify the additional annual fees it will be required to pay as a Delaware corporation.

Dissenters’ Rights

Under the NRS, stockholders are not entitled to dissenters’ rights in connection with a reincorporation if the shares held by the stockholder are of a class or series which is a “covered security” under Section 18(b)(1)(A) or (B) of the Securities Act of 1933, as amended.  Because Lpath’s common stock is currently listed on the Nasdaq Capital Market, it satisfies the definition of “covered security”, and stockholders will therefore not be entitled to dissenters’ rights in connection with the Reincorporation.

Required Vote and Board of Directors Recommendation

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.  Abstentions and broker non-votes are counted towards a quorum, but will the effect of a vote “Against” the proposal.

The Board believes that approval of this proposal is in our best interests and the best interests of our stockholders for the reasons stated above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE (ITEM 4 ON THE ENCLOSED PROXY CARD).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our Common Stock as of April     , 2014 (the Record Date), by (i) each stockholder who we believe owns beneficially more than 5% of our Common Stock, (ii) each of our named executive officers and directors and (iii) all of our directors and executive officers as a group. Except as listed below, the address of all owners listed is c/o Lpath, Inc., 4025 Sorrento Valley Blvd., San Diego, CA 92121.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
E. Jeffrey Peierls(3) 73 S. Holman Way Golden, CO 80401
Brian E. Peierls(4) 7808 Harvestman Cove Austin, TX 78731
Franklin Resources, Inc.(5) One Franklin Parkway San Mateo, CA 94403-1906
Donald R. Swortwood (6) Director Chairman & Chief Executive Officer Western States Investment Group 4025 Sorrento Valley Blvd. San Diego, CA 92121 Director
Letitia H. Swortwood (7) Western States Investment Group 4025 Sorrento Valley Blvd. San Diego, CA 92121
Ailsa Craig Trust (8) ACM City View Plaza II #48 Road 165, Suite 600 Guaynabo, PR 00968
Scott R. Pancoast (9) President, Chief Executive Officer, and Director
Gary J.G. Atkinson (10) Vice President, Chief Financial Officer, and Secretary
Dario A. Paggiarino, M.D. (11) Senior Vice President and Chief Development Officer
Gary Woodnutt Ph.D. (11) Senior Vice President, Development
Charles A. Mathews (12) Director
Jeffrey A. Ferrell (13) Director
Daniel L. Kisner, M.D. (14) Director
Daniel H. Petree (15) Director
All directors and executive officers as a group (seven persons) (16)

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our Common Stock outstanding.

*                                         Less than one percent.

(1)                                 We determined beneficial ownership under rules promulgated by the SEC, based on information obtained from questionnaires, Company records and filings with the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days of April     , 2014 (such as through exercise of stock options). Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)                                 Percentage information is calculated based on      shares of Common Stock outstanding as of     , 2014, plus each person’s warrants, options, and restricted stock units (RSUs) that are currently exercisable or vested (in the case of (RSUs) or that will become exercisable or vested within 60 days of April     , 2014. Percentage information for each person assumes that no other individual will exercise any warrants or options.

(3)                                 According to our records and Schedules 13-G filed with the SEC, includes 85,847 shares of Common Stock and 6,786 shares of Common Stock issuable upon the exercise of warrants owned directly by Mr. E. Jeffrey Peierls. Also includes 566,301 shares of Common Stock and 49,286 shares of Common Stock issuable upon the exercise of warrants held by The Peierls Foundation, Inc. (the “Foundation”), and 64,676 shares of Common Stock and 5,715 shares of Common Stock issuable upon the exercise of warrants held by the U. D. Ethel Peierls Charitable Lead Trust (the “Lead Trust”), and 146,222 shares of Common Stock held by the following trusts: UD E.F. Peierls for B.E. Peierls, UD E.F. Peierls for E.J. Peierls, UD J.N. Peierls for B.E. Peierls, UD J.N. Peierls for E.J. Peierls, UD E.S. Peierls for E.F. Peierls, UW Jennie Peierls for B.E. Peierls, UW Jennie Peierls for E.J. Peierls, UW E.S. Peierls for BEP Art VI-Accum, UW E.S. Peierls for EJP Art VI-Accum (the “Trusts”). Mr. E. Jeffrey Peierls is the President and a Director of the Foundation and is a Co-Trustee of the Lead Trust, and is a Co-Trustee of the Trusts. Mr. E. Jeffrey Peierls has voting and investment power over the shares of our Common Stock held by the Foundation, the Lead Trust and the Trusts. The amounts disclosed in the table do not include warrant shares the holder is contractually prohibited from exercising based on the holder’s ownership interest.

(4)                                 Includes 73,501 shares of Common Stock and 6,215 shares of Common Stock issuable upon the exercise of warrants owned directly by Mr. Brian E. Peierls. Also includes 566,301 shares of Common Stock and 49,286 shares of Common Stock issuable upon the exercise of warrants held by the Foundation and 64,676 shares of Common Stock and 5,715 shares of Common Stock issuable upon the exercise of warrants held by the Lead Trust, and 7,858 shares of Common Stock held by The Peierls By-Pass Trust. Mr. Brian E. Peierls is the Vice President and a Director of the Foundation and is a Co-Trustee of the Lead Trust. Mr. Brian E. Peierls has voting and investment power over the shares of our Common Stock held by the Foundation and the Lead Trust.

(5)                                According to Schedule 13-G filed with the SEC on February 11, 2014, with respect to the Company’s holdings as of Dcember 31, 2013 and includes 877,700 shares of Common Stock. For purposes of the reporting requirements of the Exchange Act, the shares are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries (“FRI Subsidiaries”) of Franklin Resources Inc. (“FRI”).  FRI, certain principal shareholders of FRI,  FRI’s affiliates, as applicable, and the FRI Subsidiaires disclaim beneficial ownership of such shares.

(6)                                 Includes 12,143 shares of Common Stock issuable upon the exercise of outstanding options and 23,785 shares of Common Stock that are issuable pursuant to the terms of RSUs.

(7)                                 Includes shares of Common Stock.

(8)                                 According to a Schedule 13-G filed with the SEC on February 10, 2014. Michael Svensson has sole voting power over, and sole power to dispose of all shares of our Common Stock held by the Alisa Craig Trust.  Mr. Svensson disclaims beneficial ownership of all shares of our Common Stock held by the Alisa Craig Trust.

(9)                             Includes 134,121 shares of Common Stock issuable upon the exercise of outstanding options and 77,897 shares of Common Stock that are issuable pursuant to the terms of RSUs.

(10)                          Includes 42,858 shares of Common Stock issuable upon the exercise of outstanding options and 28,776 shares of Common Stock that are issuable pursuant to the terms of RSUs.

(11)                          Includes 25,000 shares of Common Stock issuable pursuant to the terms of RSUs.

(12)                          Includes 9,643 shares of Common Stock issuable upon the exercise of outstanding options and 23,785 shares of Common Stock that are issuable pursuant to the terms of RSUs.

(13)                          Includes 2,500 shares of Common Stock issuable upon the exercise of outstanding options and 24,213 shares of Common Stock issuable pursuant to the terms of RSUs.

(14)                          Includes 2,500 shares of Common Stock issuable upon the exercise of outstanding options and 13,261 shares of Common Stock issuable pursuant to the terms of RSUs.

(15)                          Includes 2,500 shares of Common Stock issuable upon the exercise of outstanding options and 30,076 shares of Common Stock issuable pursuant to the terms of RSUs.

(16)                      Includes shares held by all of the directors and executive officers, including Donald R. Swortwood, Scott R. Pancoast, Gary J.G. Atkinson, Dario A. Paggiarino, M.D., Gary Woodnutt Ph.D., Charles A. Mathews, Daniel L. Kisner M.D., Daniel H. Petree, and Jeffrey A. Ferrell.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Act”), requires our executive officers and directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

To the Company’s knowledge, no person who, during the fiscal year ended December 31, 2013, was a director or officer of the Company, or beneficial owner of more than ten percent of the Company’s Common Stock (which is the only class of securities of the Company registered under Section 12 of the Act), failed to file on a timely basis reports required by Section 16 of the Act during such fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 relating to the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not engaged in any transaction since January 1, 2012 in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for fiscal 2013 and 2012 and in which any of our directors, named executive officers or any holder of more than 5% of our Common Stock, or any member of the immediate family of any of these persons or entities controlled by any of them, had or will have a direct or indirect material interest.

For disclosure purposes, we sublease a portion of our facility to Western States Investment Corporation (“WSIC”). Mr. Donald Swortwood, one of our directors, has a 100% ownership interest in WSIC.  The terms of the sublease are the same as the financial terms of our direct lease. In addition, certain of our employees provide investment oversight, accounting, and other administrative services to WSIC. Certain WSIC employees also provide services to us. We and WSIC reimburse each other for the cost of the services provided to the other entity.

Our rent expense totaled approximately $366,000 and $339,000 for the years ended December 31, 2013 and 2012, respectively. Lpath’s sublease income amounted to $12,000 for the years ended December 31, 2013 and 2012.

Lpath invoiced WSIC $34,600 for investment oversight expenses in 2012.  There were no such invoices to WSIC in 2013.  During 2013 and 2012, WSIC billed Lpath $41,900 and $83,400, respectively, for administrative expenses.

We believe that each of the transactions set forth above: (i) were entered into on terms as fair as those that could be obtained from independent third parties, and (ii) were ratified by our Audit Committee pursuant to our related party transaction policy discussed below.

Related Party Transaction Policy

Pursuant to our Code of Business Conduct and Ethics, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into a related party transaction with us without the prior consent of our Audit Committee or our independent directors. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited, to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Compensation Committee Interlocks and Insider Participation.

None of the members of our Compensation Committee are or have been an officer or employee of us. During fiscal 2013, no member of our Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S K. During fiscal 2013, none of our executive officers served on the Compensation Committee (or its equivalent) or board of directors of another entity any of whose executive officers served on our Compensation Committee or board of directors.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2015 annual meeting must do so by sending such proposal to our Corporate Secretary at Lpath, Inc. 4025 Sorrento Valley Blvd., San Diego, California 92121. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2015 annual meeting is January     , 2015. Accordingly, in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2015 annual meeting, any such stockholder proposal must be received by our Corporate Secretary on or before January     , 2015, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our Bylaws. Any stockholder proposal received after January     , 2015 will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws.

Our Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days but not more than 120 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2015 annual meeting, such a proposal must be received by the Company on or after February 25, 2015 but no later than March 27, 2015. If the date of the 2015 annual meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of the 2014 Annual Meeting, notice must be received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

We have adopted “householding,” a procedure approved by the SEC under which stockholders who share an address will receive a single copy of the Annual Report, Proxy Statement and Notice. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution of documents related to the Annual Meeting. If you reside at the same address as another Lpath stockholder and wish to receive a separate copy of the Annual Meeting materials, you may do so by making a written or oral request to: Cole W. Workman, Controller, 4025 Sorrento Valley Blvd., San Diego, California 92121, telephone (858) 678-0800. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at https://proxyvote.com.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). Any stockholders who share the same address and currently receive multiple copies of the Annual Report, Proxy Statement and Notice who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or Lpath at the contact information listed above, to request information about householding.

ANNUAL REPORTS

Our Annual Report to Stockholders, which contains our Annual Report on Form 10-K for the year ended December 31, 2013, accompanies this proxy statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2013 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Lpath, Inc., 4025 Sorrento Valley Blvd., San Diego, California 92121, Attention: Corporate Secretary.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ GARY J.G. ATKINSON
Gary J.G. Atkinson
Senior Vice President, Chief Financial Officer, and Secretary

May , 2014

APPENDIX A

PLAN OF CONVERSION

of

LPATH, INC.,

a Nevada corporation

into

LPATH, INC.,

a Delaware corporation

THIS PLAN OF CONVERSION, dated as of [            ], 2014 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Lpath, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of Lpath, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

WHEREAS, Lpath, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

WHEREAS, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its shareholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

WHEREAS, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.              Conversion; Effect of Conversion.

(a)         Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.120 and 92A.250 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(b)         Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting

Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)          The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)         Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “Lpath, Inc.”

(e)          The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.              Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)         executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)         executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)          executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.              Effective Time. The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.              Effect of Conversion.

(a)         Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Class A Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)         Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(c)          Effect on Shares of Restricted Stock Units. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted stock unit of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted stock unit of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

(d)         Effect on Outstanding Warrants or Other Rights. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

(e)          Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(f)           Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(g)          Effect of Conversion on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.              Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

6.              Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Lpath, Inc., substantially in the form of Exhibit D hereto.

7.              Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity

8.              Copy of Plan of Conversion. After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

9.              Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect

10.       Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.       Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pl is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

Lpath, Inc.

a Nevada corporation

By:
Scott Pancoast
President and Chief Executive Officer

1. Name and jurisdiction of organization of constituent entity and resulting entity: Name of constituent entity Entity type * Jurisdiction and, Name of resulting entity Entity type * Jurisdiction 2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. 3. Location of plan of conversion: (check one) The entire plan of conversion is attached to these articles. The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust . This form must be accompanied by appropriate fees. ABOVE SPACE IS FOR OFFICE USE ONLY USE BLACK INK ONLY - DO NOT HIGHLIGHT (PURSUANT TO NRS 92A.205) Articles of Conversion Page 1 Articles of Conversion (Pursuant to NRS 92A.205) Nevada Secretary of State 92A Conversion Page 1 Revised: 8-31-11 ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov *140301* *140301* Lpath, Inc. Nevada Corporation Lpath, Inc. Delaware Corporation 8

Attn: c/o: 6. Signatures - must be signed by: Name of constituent entity Date Title Signature ABOVE SPACE IS FOR OFFICE USE ONLY USE BLACK INK ONLY - DO NOT HIGHLIGHT (PURSUANT TO NRS 92A.205) Articles of Conversion Page 2 X 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. * Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity's articles. FILING FEE: $350.00 This form must be accompanied by appropriate fees. IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. Nevada Secretary of State 92A Conversion Page 2 Revised: 8-31-11 ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov 4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion): 5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed) Date: Time: Gary Atkinson Lpath, Inc. 4025 Sorrento Valley Blvd. San Diego, CA 92121 Lpath, Inc. CFO Reset

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov Filing Instructions for the Amendments Division IMPORTANT: READ ALL INSTRUCTIONS CAREFULLY BEFORE COMPLETING FORM. Dear Customer: We value your patronage and desire to provide you the best service possible. In an effort to facilitate your filing we would appreciate your taking a moment to read the following before submitting your document. Failure to include any of the information required on the form may cause the filing to be rejected. -Thank you- 1.) One file stamped copy of the filing will be returned at no additional charge for most filings. Dissolutions, Cancellations and Withdrawals do not receive a file stamped copy unless requested at the time of filing. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order. 2.) If paying for expedite service, include the word “EXPEDITE” in your correspondence. 3.) Verify filing is submitted on the correct form prescribed by the Secretary of State. 4.) Forms must include appropriate signatures as required. 5.) If applicable, include the appropriate names and addresses as requested on the form. 6.) If adding new managers or general partners, their names and addresses must be set forth. 7.) Documents must reflect the complete name of the entity as registered with the Secretary of State. 8.) Attach all pages that are referenced as attachments. 9.) All documents must be legible for filming and/or scanning. 10.) If filing restated articles (containing newly amended articles, deletions or additions), provide a form prescribed by the Secretary of State indicating which articles have been amended, deleted or added. Furthermore, the articles must contain the necessary amendment language as required by the statutes governing amendments for that type of business entity. 11.) Verify that the status of the entity is not revoked. Verification may be made by visiting our Web site at www.nvsos.gov or calling this office. 12.) The correct filing date must be provided when required. 13.) All required information must be completed and appropriate boxes checked or filing will be rejected. 14.) Please contact this office for assistance if you are unsure of the filing fee for your document. All forms may be downloaded from our Web site www.nvsos.gov. The Nevada Revised Statutes may be obtained at http://www.leg.state.nv.us/NRS. Filing may be submitted at the office of the Secretary of State or by mail at the following addresses: MAIN OFFICE: Regular and Expedited Filings Secretary of State Amendments Division 204 North Carson Street, Suite 1 Carson City NV 89701-4520 Phone: 775-684-5708 Fax: 775-684-5731 SATELLITE OFFICE: Expedited Filings Only Secretary of State – Las Vegas Commercial Recordings Division 555 East Washington Ave, Suite 5200 Las Vegas NV 89101 Phone: 702-486-2880 Fax: 702-486-2888 Nevada Secretary of State AM Instructions Revised on: 10-25-10

APPENDIX C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.)                                The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2.)                                The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3.)                                The date the Non-Delaware Corporation first formed is September 18, 2002.

4.)                                The name of the Non-Delaware Corporation immediately prior to filing this Certificate is Lpath, Inc.

5.)                                The name of the Corporation as set forth in the Certificate of Incorporation is Lpath, Inc.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the            day of June, 2014.

LPATH, INC.

By:
Gary Atkinson, Chief Financial Officer

C-1

APPENDIX D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF LPATH, INC.,
a Delaware Corporation

The present name of the corporation is Lpath, Inc. (the “Corporation”). The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on                       , 2014. This Amended and Restated Certificate of Incorporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE FIRST:  The name by which the corporation is to be known is Lpath, Inc. (the “Corporation”).

ARTICLE SECOND:  The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, in the City of Dover 19904, County of Kent.  The name of the registered agent at such address is National Registered Agents, Inc.  The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

ARTICLE THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware, as it may be amended from time to time.

ARTICLE FOURTH:

A.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is 115,000,000 shares consisting of:  (i) 100,000,000 shares of Common Stock, with a par value of $0.001 per share (the “Common Stock”) and (ii) 15,000,000 shares of Preferred Stock, with a par value of $0.001 per share (the “Preferred Stock”).

B.  The designations, preferences, privileges, rights and voting powers and any limitations, restrictions or qualifications thereof, of the shares of each class are as follows:

(i)  The holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation, except as may be provided in this Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law.

(ii)  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors (or any committee to which it may duly delegate the authority granted in this

Section (b) of Article Fourth) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”) as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Amended and Restated Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:  (a) the designation of the series, which may be by distinguishing number, letter or title; (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding); (c) the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative; (d) dates at which dividends, if any, shall be payable; (e) the redemption rights and price or prices, if any, for shares of the series; (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series; (g) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; (h) whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made; (i) restrictions on the issuance of shares of the same series or of any other class or series; and (j) the voting rights, if any, of the holders of shares of the series.

ARTICLE FIFTH:

A.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B.  The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C.  Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation.  In addition, subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting by written consent in accordance with the requirements set forth in the Corporation’s Bylaws.

D.  Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, special meetings of stockholders for the transaction of such business as may properly come before the meeting may only be called by order of: (i) the Chairman of the Board of Directors, (ii) the Board of Directors (pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies), (iii) the Chief Executive Officer of the Corporation or (iv) the stockholders of the Corporation in accordance with the requirements set forth in the Corporation’s Bylaws, and shall be held at such date and time, within or without the State of Delaware, as may be specified by such order. If such order fails to fix such place, the meeting shall be held at the principal executive offices of the Corporation.

ARTICLE SIXTH:

A.  The total number of directors that the Corporation shall be fixed from time to time exclusively by action of the Board of Directors pursuant to a resolution adopted by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, one of whom may be selected by the Board of Directors to be its Chairman.

B.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, all directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, incapacity, resignation or removal of any director.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, incapacity, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only in accordance with the requirements of the Corporation’s Bylaws.  The directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, incapacity, resignation or removal of any director.

D.  Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, a director or directors of the Corporation may only be removed in accordance with the requirements of the Corporation’s Bylaws.  Vacancies in the Board of Directors resulting from such removal shall be filled in accordance with the requirements of the Corporation’s Bylaws.

ARTICLE SEVENTH:  In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal the Bylaws under applicable law as it presently exists or may hereafter be amended. Any adoption, amendment, alteration or repeal of the Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law, by this Amended and Restated Certificate of Incorporation or by the Bylaws as then in effect, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote on such action.

ARTICLE EIGHTH:

A.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a “Covered Person”) who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a “proceeding”), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which this Section A of Article Eighth is in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys’ fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided however, that, except as provided in Section B of this Article Eighth, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section A of Article Eighth and such rights as may be conferred in the Bylaws of the Corporation shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, in accordance with the Bylaws of the Corporation. The rights conferred upon Covered Persons in this Section A of Article Eighth shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

B.  In accordance with the Bylaws of the Corporation, if a claim for indemnification under Section A of this Article Eighth is not paid in full within sixty (60) days after a written claim has been received by the Corporation, the Covered Person making such claim may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

C.  In accordance with the Bylaws of the Corporation, the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred any Covered Person by Section A of this Article Eighth (i) shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person’s service occurring prior to the date of such termination.

ARTICLE NINTH:  The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws of the Corporation or the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

ARTICLE TENTH:  The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in any manner now or hereafter permitted by the laws of the State of Delaware and all rights of the stockholders of the Corporation are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law, by this Amended and Restated Certificate of Incorporation or by a Preferred Stock Designation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote on such action shall be required to amend these Amended and Restated Certificate of Incorporation; provided, further, that Sections C and D of Article Fifth, Sections A, C and D of Article Sixth, Article Eighth, Article Ninth and Article Tenth of these Amended and Restated Certificate of Incorporation may not be amended by the stockholders of the Corporation without the affirmative vote of the stockholders holding no less than 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote on such action.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned officer, thereunto duly authorized, on this              day of                               , 20    .

LPATH, INC.

By:
Gary Atkinson, Secretary

APPENDIX E

AMENDED AND RESTATED BYLAWS

OF

LPATH, INC.,

a Delaware Corporation

As in effect                             , 2014

ARTICLE I

STOCKHOLDERS

SECTION 1.  Stockholder Meetings.

(a)  Annual Meetings.  The annual meeting of stockholders of Lpath, Inc. (the “Corporation”) for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each fiscal year at such date and time, within or without the State of Delaware, as the Board of Directors shall determine.

(b)  Special Meetings.

(1)  Special meetings of stockholders for any purpose or purposes may be called at any time by the (A) the Chairman of the Board of Directors, (B) the Board of Directors (pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies) or (C) the Chief Executive Officer of the Corporation.  Special meetings may not be called by any other person or persons, except as provided in Section 1(b)(2) below.

(2)  Special meetings of the stockholders of the Corporation shall be called by the Board of Directors upon written request to the Secretary of the Corporation of one or more stockholders representing in the aggregate not less than a majority (50%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting. A request to the Secretary of the Corporation shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall be accompanied by a notice setting forth the information required by Sections 7 and 9 of this Article as to the business proposed to be conducted and any nominations proposed to be presented at such special meeting and as to the stockholder(s) proposing such business or nominations, and by a representation by the stockholder(s) that within five (5) business days after the record date for any such special meeting it will provide such information as of the record date for such special meeting. A special meeting requested by stockholders shall be held at such date, time and place within or without the State of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall not be more than ninety (90) days after the request to call the special meeting is received by the Secretary of the Corporation. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if either (a) the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90)

days after the Secretary of the Corporation receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the request or (b) an annual or special meeting that included the business specified in the request (as determined in good faith by the Board of Directors) was held not more than one hundred eighty (180) days before the request to call the special meeting was received by the Secretary of the Corporation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary of the Corporation, and if such revoking stockholder had joined with other stockholders to submit the request for a special meeting pursuant to this subparagraph (b), and if the remaining unrevoked requests from stockholders joining in such request represent less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may refrain from calling the special meeting or cancel the special meeting, as the case may be. Business transacted at a special meeting requested by stockholders shall be limited to the purpose(s) stated in the request for meeting, provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders, and to cause other business to be transacted, at any special meeting requested by stockholders.

(3)  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business brought before a special meeting was made in accordance with the procedures set forth in this section, and, if any nomination or other business is not in compliance with this section (including if the stockholder does not provide the information that it represents it will provide under this section to the Corporation within five (5) business days following the record date for the meeting), to declare that such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such matters may have been received.

SECTION 2.  Notice of Meetings.  Written notice of all meetings of the stockholders, stating the place, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the place at which the list of stockholders may be examined, and the purpose or purposes for which the meeting is to be held, shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware, except to the extent prohibited by Section 232(e) of the General Corporation Law of the State of Delaware) to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date of the meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with these Bylaws.

SECTION 3.  Quorum and Adjournment.

(a)  Quorum.  Except as otherwise provided by law or the Corporation’s Certificate of Incorporation, a quorum for the transaction of business at any meeting of stockholders shall consist of the holders of record of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, present in person or by proxy, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the issued and outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares entitled to vote who are present, in person or by proxy, at the meeting may adjourn the meeting.

(b)  Adjournments.  Any meeting of stockholders may adjourn from time to time to reconvene at the same or another place, and notice need not be given of any such adjourned meeting if the time, date and place thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting.

SECTION 4.  Organization.  Meetings of stockholders shall be presided over by the Chairman, or if none or in the Chairman’s absence the Presiding Director, or if none or in the Presiding Director’s absence, the Vice-Chairman, or if none or in the Vice-Chairman’s absence the Chief Executive Officer, or in the Chief Executive Officer’s absence a Vice President, or, if none of the foregoing is present, by a chairman to be chosen by a majority of the stockholders entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation, or in the Secretary’s absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting.

SECTION 5.  Voting; Proxies; Required Vote.

(a)  At each meeting of stockholders, every stockholder shall be entitled to vote in person or by proxy appointed by instrument in writing, subscribed by such stockholder or by such stockholder’s duly authorized attorney in fact (but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period), and, unless the Certificate of Incorporation provides otherwise, shall have one vote for each share of stock entitled to vote registered in the name of such stockholder on the books of the Corporation on the applicable record date fixed pursuant to these Bylaws.

(b)  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, which shall be governed by Section 8 of this Article I, all action taken by the stockholders holding a majority of the votes cast at any meeting (present in person or represented by proxy at the meeting) shall be valid and binding upon the Corporation.

(c)  Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority (plurality, in the case of the election of directors in any contested election as provided in Section 8 of Article I) of the votes cast by such class or classes (present in person or represented by proxy at the meeting) shall be the act of such class, unless a greater vote is otherwise required by law, the Certificate of Incorporation or these Bylaws.

(d)  For purposes of this Section 5, a majority of the votes cast means that the number of shares voted “for” the proposal exceeds the number of shares voted “against” that proposal. The following shall not be votes cast: (1) a share otherwise present at the meeting but for which there is an abstention and (2) a share otherwise present at the meeting as to which a shareholder gives no authority or direction.

SECTION 6.  Inspectors. The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

SECTION 7.  Notice of Stockholder Nominations and Other Business.

(a)  Annual Meetings of Stockholders.

(1)  Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (i) was a stockholder of record of the Corporation at the time the notice provided for in this Section 7 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this Section 7 as to such business or nomination. Clause (C) of the preceding sentence shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(2)  Without qualification or limitation, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 7, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3)  To be in proper form, a stockholder’s notice delivered pursuant to this Section 7 must set forth: (A) as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (B) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (ii) (a) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Company, (d) any short interest in any security of the Company (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (f) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (g) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (vi) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition, the stockholder’s notice with respect to the election of directors must include, with respect to each nominee for election or reelection to the Board of Directors, the completed and signed questionnaire, representation and agreement required by Section 9 of this Article I. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Notwithstanding the foregoing, the information required by clauses (a)(3)(C)(ii) and (a)(3)(C)(iii) of this Section 7 shall be updated by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(4)  Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 7 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 7 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)  Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors, or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record of the Corporation at the time the notice provided for in this Section 7 is delivered to the Secretary of the Corporation and at the time of the special meeting, (ii) is entitled to vote at the meeting and upon such election, and (iii) complies with the notice procedures set forth in this Section 7 as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(3) hereof with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by this Bylaw) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)  General.

(1)  Only such persons who are nominated in accordance with the procedures set forth in this Section 7 or the Certificate of Incorporation shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(3)(C)(v) of this Section 7) and (B) if any proposed nomination or other business was not made or proposed in compliance with this Section 7, to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such proposed other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 7, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2)  For purposes of this Section 7, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3)  Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 7; provided however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 7 (including clause (a)(1)(C) and paragraph (b) hereof), and compliance with clause (a)(1)(C) and paragraph (b) of this Section 7 shall be the exclusive means for a stockholder to make nominations or submit other business, as applicable (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 7 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or (B) of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation (“Preferred Stock”) to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

SECTION 8.  Required Vote for Directors.  At any meeting of stockholders for the election of one or more directors at which a quorum is present, each director shall be elected by the vote of a majority of the votes cast with respect to the director, provided that if, as of a date that is ten (10) days in advance of the date on which the Corporation files its definitive proxy statement with the Securities and Exchange Commission (regardless of whether thereafter revised or supplemented), the number of nominees for director exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast by the stockholders entitled to vote at the election. For purposes of this Section 8, a majority of the votes cast means that the number of shares voted “for” a director exceeds the number of shares voted “against” that director. The following shall not be votes cast: (a) a share otherwise present at the meeting but for which there is an abstention and (b) a share otherwise present at the meeting as to which a shareholder gives no authority or direction.

If an incumbent director then serving on the Board of Directors does not receive the required majority vote, the director shall promptly tender his or her resignation to the Board of Directors. Within ninety (90) days after the date of the certification of the election results, the Nominating and Corporate Governance Committee or other committee that may be designated by the Board of Directors will make a recommendation to the Board of Directors as to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision. The Nominating and Corporate Governance Committee in making its recommendation and the Board of Directors in making its decision may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board of Directors with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Section 8, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of Article II, Section 13 of these Bylaws or may decrease the size of the Board of Directors pursuant to the provisions of Article II, Section 2(b) of these Bylaws.

SECTION 9.  Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article I, Section 7 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law as it presently exists or may hereafter be amended, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

SECTION 10.  Action by Written Consent.  Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of record of the outstanding capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

ARTICLE II

BOARD OF DIRECTORS

SECTION 1.  General Powers.  The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

SECTION 2.  Qualification; Number; Term; Remuneration.

(a)  Qualification.  Each director shall be at least 18 years of age. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.

(b)  Number.  The total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”) shall be fixed from time to time exclusively by action of the Board of Directors pursuant to a resolution adopted by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director, one of whom may be selected by the Board of Directors to be its Chairman.

(c)  Term.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, all directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, incapacity, resignation or removal of any director.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(d)  Remuneration.  Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and Directors who are not employees of the Corporation may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated annual retainer as director as well as issued or granted equity incentive awards. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for committee service.

SECTION 3.  Quorum and Manner of Voting.  Except as otherwise provided by law or in these Bylaws, a majority of the Whole Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice.  The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.  The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 4.  Places of Meetings.  Meetings of the Board of Directors may be held at any place within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors, or as may be specified in the notice of meeting.

SECTION 5.  Regular Meetings.  Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall from time to time by resolution determine. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors.

SECTION 6.  Special Meetings.  Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, Presiding Director, Chief Executive Officer or by a majority of the directors then in office.

SECTION 7.  Notice of Meetings.  A notice of the place, date and time and the purpose or purposes of each special meeting of the Board of Directors shall be given to each director by mail, personal delivery, electronic transmission or telephone at least two (2) days before the day of the meeting. Notice shall be deemed to be given at the time of mailing, but the said two (2) days’ notice need not be given to any director who consents in writing, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

SECTION 8.  Chairman of the Board.  Except as otherwise provided by law, the Certificate of Incorporation, or in Section 9 of this Article II, the Chairman of the Board of Directors, if there be one, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

SECTION 9.  Presiding Director.  If at any time the Chairman of the Board shall be an executive officer or former executive officer of the Corporation or for any reason shall not be an independent director, a Presiding Director shall be selected by the independent directors from among the directors who are not executive officers or former executive officers of the Corporation and are otherwise independent. If the Chairman of the Board of Directors is not present, the Presiding Director shall chair meetings of the Board of Directors. The Presiding Director shall chair any meeting of the independent Directors and shall also perform such other duties as may be assigned to the Presiding Director by these Bylaws or the Board of Directors.

SECTION 10.  Organization.  At all meetings of the Board of Directors, the Chairman, or if none or in the Chairman’s absence or inability to act the Presiding Director, or if none or in the Presiding Director’s absence or inability to act, the Chief Executive Officer, or in the Chief Executive Officer’s absence or inability to act any Vice-President who is a member of the Board of Directors, or if none, or in such Vice-President’s absence or inability to act a chairman chosen by the directors, shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the Secretary’s absence, the presiding officer may appoint any person to act as secretary.

SECTION 11.  Resignation.  Any director may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation.

SECTION 12.  Removal.  Except as otherwise provided by law or the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, the stockholders holding a majority of the voting power of the then outstanding shares of capital stock entitled to vote at an election of directors, acting at a duly called annual meeting or a duly called special meeting of the stockholders, at which there is a proper quorum and where notice has been provided in accordance with Article I, may remove a director or directors of the Corporation with or without cause.  Vacancies in the Board of Directors resulting from such removal shall be filled in accordance with Section 13 of this Article II.

SECTION 13.  Vacancies.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by (i) a majority vote of the Whole Board, though less than a quorum, or by the sole remaining director or (ii) the stockholders holding a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation authorized by law or by the Certificate of Incorporation to vote on such action at a duly called annual meeting or a duly called special meeting of stockholders.  The directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, incapacity, resignation or removal of any director.

SECTION 14.  Conference Telephone Meetings.  Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 15.  Action by Written Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

ARTICLE III

COMMITTEES

SECTION 1.  Appointment.  From time to time the Board of Directors by a resolution adopted by a majority of the Whole Board may appoint any committee or committees for any purpose or purposes, to the extent lawful, which shall have powers as shall be determined and specified by the Board of Directors in the resolution of appointment. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

SECTION 2.  Procedures, Quorum and Manner of Acting.  Each committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

SECTION 3.  Action by Written Consent.  Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the committee.

SECTION 4.  Term; Termination.  In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors.

ARTICLE IV

OFFICERS

SECTION 1.  Election and Qualifications.  The Board of Directors shall elect the officers of the Corporation, which shall include a Chief Executive Officer and a Secretary, and may include, by election or appointment, one or more Vice-Presidents (any one or more of whom may be given an additional designation of rank or function), a Treasurer and such other officers as the Board may from time to time deem proper. Each officer shall have such powers and duties as may be prescribed by these Bylaws and as may be assigned by the Board of Directors or the Chief Executive Officer. Any two or more offices may be held by the same person.

SECTION 2.  Term of Office and Remuneration.  The term of office of all officers shall be one year and until their respective successors have been elected and qualified, but any officer may be removed from office, either with or without cause, at any time by the Board of Directors.

Any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. The remuneration of all officers of the Corporation may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide.

SECTION 3.  Resignation; Removal.  Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation. Any officer shall be subject to removal, with or without cause, at any time by vote of a majority of the Whole Board.

SECTION 4.  Chief Executive Officer.  The Chief Executive Officer shall have such duties as customarily pertain to that office. The Chief Executive Officer shall have general management and supervision of the property, business and affairs of the Corporation and over its other officers; may appoint and remove assistant officers and other agents and employees, other than officers referred to in Section 1 of this Article IV; and may execute and deliver in the name of the Corporation powers of attorney, contracts, bonds and other obligations and instruments.

SECTION 5.  Chief Financial Officer.  The Chief Financial Officer shall in general have all duties incident to the position of Chief Financial Officer and such other duties as may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 6.  Vice-President.  A Vice-President may execute and deliver in the name of the Corporation contracts and other obligations and instruments pertaining to the regular course of the duties of said office, and shall have such other authority as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 7.  Treasurer.  The Treasurer shall in general have all duties incident to the position of Treasurer and such other duties as may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 8.  Secretary.  The Secretary shall in general have all the duties incident to the office of Secretary and such other duties as may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 9.  Assistant Officers.  Any assistant officer shall have such powers and duties of the officer such assistant officer assists as such officer or the Board of Directors shall from time to time prescribe.

ARTICLE V

BOOKS AND RECORDS

SECTION 1.  Location.  The books and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors or the respective officers in charge thereof may from time to time determine. The record books containing the names and addresses of all stockholders, the number and class of shares of stock held by each and the dates when they respectively became the owners of record thereof shall be kept by the Secretary and by such officer or agent as shall be designated by the Board of Directors.

SECTION 2.  Addresses of Stockholders.  Notices of meetings and all other corporate notices may be delivered (a) personally or mailed to each stockholder at the stockholder’s address as it appears on the records of the Corporation, or (b) any other method permitted by applicable law and rules and regulations of the Securities and Exchange Commission as they presently exist or may hereafter be amended.

SECTION 3.  Fixing Date for Determination of Stockholders of Record.

(a)  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VI

STOCK

SECTION 1.  Stock; Signatures.  Shares of the Corporation’s stock may be evidenced by certificates for shares of stock or may be issued in uncertificated form in accordance with applicable law as it presently exists or may hereafter be amended. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution or the issuance of shares in uncertificated form shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation. Every holder of shares of stock in the Corporation that is represented by certificates shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and registered in certificated form. Stock certificates shall be signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the Chief Executive Officer or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented by certificated or uncertificated shares, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 2.  Transfers of Stock.  Transfers of shares of stock of the Corporation shall be made on the books of the Corporation after receipt of a request with proper evidence of succession, assignation, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors may make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, and to appoint and remove transfer agents and registrars of transfers.

SECTION 3.  Fractional Shares.  The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided.

SECTION 4.  Lost, Stolen or Destroyed Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate, theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

ARTICLE VII

DIVIDENDS

Subject always to the provisions of law and the Certificate of Incorporation, the Board of Directors shall have full power to determine whether any, and, if any, what part of any, funds legally available for the payment of dividends shall be declared as dividends and paid to stockholders; the division of the whole or any part of such funds of the Corporation shall rest wholly within the lawful discretion of the Board of Directors, and it shall not be required at any time, against such discretion, to divide or pay any part of such funds among or to the stockholders as dividends or otherwise; and before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

RATIFICATION

Any transaction, questioned in any law suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, nondisclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures as the Board of Directors shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal.

ARTICLE X

FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE XI

WAIVER OF NOTICE

Whenever notice is required to be given by these Bylaws or by the Certificate of Incorporation or by law, the person or persons entitled to said notice may consent in writing, whether before or after the time stated therein, to waive such notice requirement. Notice shall also be deemed waived by any person who attends a meeting without protesting prior thereto or at its commencement, the lack of notice to him.

ARTICLE XII

BANK ACCOUNTS, DRAFTS, CONTRACTS, ETC.

SECTION 1.  Bank Accounts and Drafts.  In addition to such bank accounts as may be authorized by the Board of Directors, the primary financial officer or any person designated by said primary financial officer, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said primary financial officer, or other person so designated by the Treasurer.

SECTION 2.  Contracts.  The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 3.  Proxies; Powers of Attorney; Other Instruments. The Chairman, the Chief Executive Officer or any other person designated by either of them shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chairman, the Chief Executive Officer or any other person authorized by proxy or power of attorney executed and delivered by either of them on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board of Directors, from time to time, may confer like powers upon any other person.

SECTION 4.  Financial Reports. The Board of Directors may appoint the primary financial officer or other fiscal officer or any other officer to cause to be prepared and furnished to stockholders entitled thereto any special financial notice and/or financial statement, as the case may be, which may be required by any provision of law.

ARTICLE XIII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1.  The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a “Covered Person”) who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a “proceeding”), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which these Bylaws are in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys’ fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators, and the Corporation may enter into agreements with any such person for the purpose of providing for such indemnification. Except as provided in Section 3 of this Article XIII, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article XIII shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within sixty (60) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time (and subject to filing a written request for indemnification pursuant to Section 2 of this Article XIII); provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon receipt of an undertaking by or on behalf of the Covered Person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that the Covered Person is not entitled to be indemnified by the Corporation for such expenses under this Article XIII or otherwise. The rights conferred upon Covered Persons in this Article XIII shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

SECTION 2.  To obtain indemnification under this Article XIII, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 2 of Article XIII, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (b) if no request is made by the claimant for a determination by Independent Counsel, (1) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (2) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (3) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two (2) years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “Change of Control” as defined in the Corporation’s form of Indemnification Agreement with its officers and directors, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within sixty (60) days after such determination.

SECTION 3.  If a claim for indemnification under Section 1 of this Article XIII is not paid in full within sixty (60) days after a written claim pursuant to Section 2 of this Article XIII has been received by the Corporation, the claimant may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 4.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred on any Covered Person by this Article XIII (a) shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (b) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person’s service occurring prior to the date of such termination. However, notwithstanding the foregoing, the Corporation’s obligation to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person has collected as indemnification from such other corporation, limited liability company, partnership, joint venture, trust, nonprofit entity, or other enterprise; and, in the event the Corporation has fully paid such expenses, the Covered Person shall return to the Corporation any amounts subsequently received from such other source of indemnification.

SECTION 5.  Any repeal, amendment, alteration or modification of the provisions of this Article XIII that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

SECTION 6.  This Article XIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by the Board of Directors.

SECTION 7.  If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article XIII (including, without limitation, each portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article XIII (including, without limitation, each such portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

SECTION 8.  For purposes of this Article XIII:

(1)  “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(2)  “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article XIII.

SECTION 9.  Any notice, request or other communication required or permitted to be given to the Corporation under this Article XIII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE XIV

AMENDMENTS

The Board of Directors shall have power to adopt, amend or repeal these Bylaws. The stockholders of the Corporation shall have the power to adopt, amend or repeal these Bylaws at a duly called annual meeting, a duly called special meeting of the stockholders or by written consent; provided that notice of the proposed adoption, amendment or repeal was given in the notice for such meeting or consent; provided, further, that, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, Sections 1(b), 5, 7, 8, 9 and 10 of Article I, Sections 2, 12 and 13 of Article II, Article XIII and this Article XIV of these Bylaws may not be amended or repealed by the stockholders of the Corporation without the affirmative vote of the stockholders holding no less than 66 2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote on such action.

APPENDIX F

INDEMNIFICATION AGREEMENT

This Indemnification Agreement, dated                   , 2014, is made between Lpath, Inc., a Delaware corporation (the “Company”), and                                                                                     (the “Indemnitee”).

RECITALS

A.                                    The Company desires to attract and retain the services of talented and experienced individuals, such as Indemnitee, to serve as directors and officers of the Company and its subsidiaries and wishes to indemnify its directors and officers to the maximum extent permitted by law;

B.                                    The Company and Indemnitee recognize that corporate litigation in general has subjected directors and officers to expensive litigation risks;

C.                                    Section 145 of the General Corporation Law of Delaware, under which the Company is organized (“Section 145”), empowers the Company to indemnify its directors and officers by agreement and to indemnify persons who serve, at the request of the Company, as the directors and officers of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive;

D.                                    The Company’s Bylaws expressly provide that the indemnification provisions set forth therein, which include mandatory advancement, are not exclusive and may be supplemented by contracts such as this Indemnification Agreement;

E.                                     The Company’s Bylaws expressly provide that the indemnification provisions set forth therein, which include mandatory advancement, are not exclusive and may be supplemented by contracts such as this Indemnification Agreement;

F.                                      Section 145(g) allows for the purchase of management liability (“D&O”) insurance by the Company, which in theory can cover asserted liabilities without regard to whether they are indemnifiable or not;

G.                                    Individuals considering service with or presently serving Company expect to be extended market terms of indemnification commensurate with their position, and that entities such as Company will endeavor to maintain appropriate D&O insurance; and

H.                                   In order to induce Indemnitee to serve or continue to serve as a director or officer of the Company and/or one or more subsidiaries of the Company, the Company and Indemnitee enter into this Agreement.

AGREEMENT

NOW, THEREFORE, Indemnitee and the Company hereby agree as follows:

1.                                      Definitions.  As used in this Agreement:

(a)                                 “Agent” means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, limited liability company, employee benefit plan, nonprofit entity, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  A “Change in Control” shall be deemed to have occurred if (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the total voting power represented by the Company’s then outstanding voting securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board, together with any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute a majority of the Board, (iii) the stockholders of the Company approve a merger or consolidation or a sale of all or substantially all of the Company’s assets with or to another entity, other than a merger, consolidation or asset sale that would result in the holders of the Company’s outstanding voting securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the total voting power represented by the voting securities of the Company or such surviving or successor entity outstanding immediately thereafter, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company.

(d)                                 “Expenses” shall include all reasonable out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements), actually and reasonably incurred by Indemnitee in connection with either the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, or Section 145 or otherwise; provided, however, that “Expenses” shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a Proceeding.

(e)                                  “Independent Counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in relevant matters of corporation law and neither currently is, nor in the past five years has been, retained to represent: (i) the Company or

Indemnitee in any matter material to either such party or (ii) any other party to or witness in the proceeding giving rise to a claim for indemnification hereunder.  Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.  Where required by this Agreement, Independent Counsel shall be retained at the Company’s sole expense.

(f)                                   “Proceeding” means any threatened, pending, or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether formal or informal, civil, criminal, administrative, or investigative, including any such investigation or proceeding instituted by or on behalf of the Corporation or its Board of Directors, in which Indemnitee is or reasonably may be involved as a party or target, that is by reason of Indemnitee’s being an Agent of the Corporation.

(g)                                  “Subsidiary” means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

2.                                      Agreement to Serve.  Indemnitee agrees to serve and/or continue to serve as an Agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an Agent of the Company, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or charter of the Company or any subsidiary of the Company or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment or other service by Indemnitee.

3.                                      Liability Insurance.

(a)                                 Maintenance of D&O Insurance.  The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as an Agent of the Company and thereafter so long as Indemnitee shall be subject to any possible Proceeding by reason of the fact that Indemnitee was an Agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers of a minimum A.M. Best rating of A- VII, and as more fully described below.  In the event of a Change in Control, the Company shall, as set forth in Section (c) below, either: i) maintain such D&O Insurance for six years; or ii) purchase a six year tail for such D&O Insurance.  Should a tail policy be purchased, reasonable efforts shall be made to try to negotiate that such policy is purchased by the Company’s D&O insurance broker at that time, and under the same or better terms and limits for individuals that is in place at that time.

(b)                                 Rights and Benefits.  In all policies of D&O Insurance, Indemnitee shall qualify as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s independent directors (as defined by the insurer) if Indemnitee is such an independent director; of the Company’s non-independent directors if Indemnitee is not an independent director; of the Company’s officers if Indemnitee is an officer of the Company; or of the Company’s key employees, if Indemnitee is not a director or officer but is a key employee.

(c)                                  Limitation on Required Maintenance of D&O Insurance.  Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance at all, or of any type, terms, or amount, if the Company determines in good faith and after using commercially reasonable efforts that: such insurance is not reasonably available; the premium costs for such insurance are disproportionate to the amount of coverage provided; the coverage provided by such insurance is limited so as to provide an insufficient or unreasonable benefit; Indemnitee is covered by similar insurance maintained by a subsidiary of the Company; or the Company is to be acquired and a policy (tail or otherwise) of reasonable terms and duration can be purchased for pre-closing acts or omissions by Indemnitee.

4.                                      Mandatory Indemnification.  Subject to the terms of this Agreement:

(a)                                 Third Party Actions.  If Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, provided Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(b)                                 Derivative Actions.  If Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such Proceeding, provided Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this Section 4(b) shall be made in respect to any claim, issue or matter as to which Indemnitee shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such amounts which the Delaware Court of Chancery or such other court shall deem proper.

(c)                                  Actions where Indemnitee is Deceased.  If Indemnitee is a person who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that Indemnitee is or was an Agent of the Company, or by reason of anything done or not done by Indemnitee in any such capacity, and if, prior to, during the pendency of or after completion of such Proceeding Indemnitee is deceased, the Company shall indemnify Indemnitee’s heirs, executors and administrators against all Expenses and liabilities of any type whatsoever to the extent Indemnitee would have been entitled to indemnification pursuant to this Agreement were Indemnitee still alive.

(d)                                 Certain Terminations.  The termination of any Proceeding or of any claim, issue, or matter therein by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(e)                                  Limitations.  Notwithstanding the foregoing provisions of Sections 4(a) through (d) hereof, but subject to the exception set forth in Section 14 which shall control, the Company shall not be obligated to indemnify the Indemnitee for Expenses or liabilities of any type whatsoever for which payment (and the Company’s indemnification obligations under this Agreement shall be reduced by such payment) is actually made to or on behalf of Indemnitee, by the Company or otherwise, under a corporate insurance policy, or under a valid and enforceable indemnity clause, right, by-law, or agreement; and, in the event the Company has previously made a payment to Indemnitee for an Expense or liability of any type whatsoever for which payment is actually made to or on behalf of the Indemnitee under an insurance policy, or under a valid and enforceable indemnity clause, by-law or agreement, Indemnitee shall return to the Company the amounts subsequently received by the Indemnitee from such other source of indemnification.

(f)                                   Witness.  In the event that Indemnitee is not a party or threatened to be made a party to a Proceeding, but is subpoenaed (or given a written request to be interviewed by or provide documents or information to a government authority) in such a Proceeding by reason of the fact that the Indemnitee is or was an Agent of the Company, or by reason of anything witnessed or allegedly witnessed by the Indemnitee in that capacity, the Company shall indemnify the Indemnitee against all actually and reasonable out of pocket costs (including without limitation legal fees) reasonably incurred by the Indemnitee in responding to such subpoena or written request for an interview.  As a condition to this right, Indemnitee must provide notice of such subpoena or request to the Company within 14 days, subject to the terms of Section 7(a).

5.                                      Indemnification for Expenses in a Proceeding in Which Indemnitee is Wholly or Partly Successful.

(a)                                 Successful Defense.  Notwithstanding any other provisions of this Agreement, to the extent Indemnitee has been successful, on the merits or otherwise, in defense of any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with the investigation, defense or appeal of such Proceeding.

(b)                                 Partially Successful Defense.  Notwithstanding any other provisions of this Agreement, to the extent that Indemnitee is a party to any Proceeding (including, without limitation, an action by or in the right of the Company) in which Indemnitee was a party by reason of the fact that Indemnitee is or was an Agent of the Company at any time and is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection with each successfully resolved claim, issue or matter.

(c)                                  Dismissal.  For purposes of this section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

(d)                                 Contribution.  If the indemnification provided in this Agreement is unavailable and may not be paid to Indemnitee, then to the extent allowed by law, in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Company on the one hand and of Indemnitee on the other in connection with the events which resulted in such judgments, fines or settlement amounts, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information, active or passive conduct, and opportunity to correct or prevent the circumstances resulting in such judgments, fines or settlement amounts.  The Company agrees that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

6.                                      Mandatory Advancement of Expenses.

(a)                                 Subject to the terms of this Agreement and following notice pursuant to Section 7(a) below, the Company shall advance, interest free, all Expenses reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding to which Indemnitee is a party or is threatened to be made a party by reason of the fact that Indemnitee is or was an Agent of the Company (unless there has been a final determination that Indemnitee is not entitled to indemnification for such Expenses) upon receipt satisfactory documentation supporting such Expenses.    Such advances are intended to be an obligation of the Company to Indemnitee hereunder and shall in no event be deemed to be a personal loan.  Such advancement of Expenses shall otherwise be unsecured and without regard to Indemnitee’s ability to repay.  The advances to be made hereunder shall be paid by the Company to Indemnitee within 30 days following delivery of a written request therefore by Indemnitee to the Company, along with such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to advancement (which shall include without limitation reasonably detailed invoices for legal services, but with disclosure of confidential work product not required).  The Company shall discharge its advancement duty by, at its option, (a) paying such Expenses on behalf of Indemnitee, (b) advancing to Indemnitee funds in an amount sufficient to pay such Expenses, or (c) reimbursing Indemnitee for Expenses already paid by Indemnitee.  In the event that the Company fails to pay Expenses as incurred by Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief (including without limitation specific performance) from any court having jurisdiction to require the Company to pay Expenses as set forth in this paragraph.  If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company’s obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages.

(b)                                 Undertakings.  By execution of this Agreement, Indemnitee agrees to repay the amount advanced only in the event and to the extent that it shall be finally determined that Indemnitee is not entitled to indemnification by the Company to the extent set forth in this agreement and under Delaware law.  Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement.  No additional undertaking, or security, shall be required of Indemnitee.

7.                                      Notice and Other Indemnification Procedures.

(a)         Notice by Indemnitee.  Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Proceeding, Indemnitee shall, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof provided, however, that a delay in giving such notice will not deprive Indemnitee of any right to be indemnified under this Agreement unless, and then only to the extent that, the Company did not otherwise learn of the Proceeding and such delay is materially prejudicial to the Company; and, provided, further, that notice will be deemed to have been given without any action on the part of Indemnitee in the event the Company is a party to the same Proceeding and has notice thereof.  The omission to notify the Company will not relieve the Company from any liability for indemnification which it may have to Indemnitee otherwise than under this Agreement.

(b)                                 Insurance.  If the Company receives notice pursuant to Section 7(a) hereof of the commencement of a Proceeding that may be covered under D&O Insurance then in effect, the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies.

(c)                                  Defense.  In the event the Company shall be obligated to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel selected by the Company and approved by Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of the Company’s election so to do.  After delivery of such notice, and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (i) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at Indemnitee’s expense; and (ii) Indemnitee shall have the right to employ his or her own counsel in any such Proceeding at the Company’s expense if (A) the Company has authorized the employment of counsel by Indemnitee at the expense of the Company; (B) Indemnitee shall have reasonably concluded based on the written advice of Indemnitee’s legal counsel that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense; or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding.  In addition to all the requirements above, if the Company has D&O Insurance, or other insurance, with a panel counsel requirement that may cover the matter for which indemnity is claimed by Indemnitee, then Indemnitee shall use such panel counsel or other counsel approved by the insurers, unless there is an actual conflict of interest posed by representation by all such counsel, or unless and to the extent Company waives such requirement in writing.  Indemnitee and his counsel shall provide reasonable cooperation with such insurer on request of the Company.

8.                                      Right to Indemnification.

(a)                                 Right to Indemnification.  In the event that Section 5(a) is inapplicable, the Company shall indemnify Indemnitee pursuant to this Agreement unless, and except to the extent that, it shall have been determined by one of the methods listed in Section 8(b) that Indemnitee has not met the applicable standard of conduct required to entitle Indemnitee to such indemnification.

(b)                                 Determination of Right to Indemnification.  A determination of Indemnitee’s right to indemnification under this Section 8 shall be made at the election of the Board by (i) a majority vote of directors who are not parties to the Proceeding for which indemnification is being sought, even though less than a quorum, or by a committee consisting of directors who are not parties to the Proceeding for which indemnification is being sought, who, even though less than a quorum, have been designated by a majority vote of the disinterested directors, or (ii) if there are no such disinterested directors or if the disinterested directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.  However, in the event there has been a Change in Control, then the determination shall, at Indemnitee’s sole option, be made by Independent Counsel as in (b)(ii), above, with Indemnitee choosing the Independent Counsel subject to Company’s consent, such consent not to be unreasonably withheld.

(c)                                  Submission for Decision.  As soon as practicable, and in no event later than 30 days after Indemnitee’s written request for indemnification, the Board shall select the method for determining Indemnitee’s right to indemnification.  Indemnitee shall cooperate with the person or persons or entity making such determination with respect to Indemnitee’s right to indemnification, including providing to such person, persons or entity, upon reasonable advance request, any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination.  Any Independent Counsel or member of the Board shall act reasonably and in good faith in making a determination regarding Indemnitee’s entitlement to indemnification under this Agreement.

(d)                                 Application to Court.  If (i) a claim for indemnification or advancement of Expenses is denied, in whole or in part, (ii) no disposition of such claim is made by the Company within 60 days after the request therefore, (iii) the advancement of Expenses is not timely made pursuant to Section 6 of this Agreement or (iv) payment of indemnification is not made pursuant to Section 5 of this Agreement, Indemnitee shall have the right at his option to apply to the Delaware Court of Chancery, a California state or federal court, the court in which the Proceeding is or was pending, or any other court of competent jurisdiction, for the purpose of enforcing Indemnitee’s right to indemnification (including the advancement of Expenses) pursuant to this Agreement. Upon written request by Indemnitee, the Company shall consent to service of process.

(e)                                  Expenses Related to the Enforcement or Interpretation of this Agreement.  The Company shall indemnify Indemnitee against Expenses incurred by Indemnitee in connection with any hearing or proceeding under this Section 8 involving Indemnitee, and against Expenses incurred by Indemnitee in connection with any other proceeding between the Company and Indemnitee to the extent involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, if and to the extent Indemnitee is successful.

(f)                                   In no event shall Indemnitee’s right to indemnification (apart from advancement of Expenses) be determined prior to a final adjudication in the Proceeding at issue if the Proceeding is both ongoing, and of the nature to have a final adjudication.

(g)                                  In any proceeding to determine Indemnitee’s right to indemnification or advancement, Indemnitee shall be presumed to be entitled to indemnification or advancement, with the burden of proof on the Company to prove, by a preponderance of the evidence (or higher standard if required by relevant law) that Indemnitee is not so entitled.

(h)                                 Indemnitee shall be fully indemnified for those matters where, in the performance of his duties for the Company, he relied in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the board of directors, or by any other person as to matters Indemnitee reasonably believed were within such other person’s professional or expert competence and who was selected with reasonable care by or on behalf of the Company.

9.                                      Exceptions.  Any other provision herein to the contrary notwithstanding, the Company shall not be obligated:

(a)                                 Claims Initiated by Indemnitee.  To indemnify or advance Expenses to Indemnitee with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee (including cross actions), with a reasonable allocation where appropriate, unless (i) such indemnification is expressly required to be made by law, (ii) the Proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the Proceeding is brought pursuant to Section 8 specifically to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 in advance of a final determination, in which case 8(e)’s fees-on-fees provision shall control;

(b)                                 Fees on Fees.  To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, to the extent Indemnitee is not successful in such a Proceeding;

(c)                                  Unauthorized Settlements.  To indemnify Indemnitee under this Agreement for any amounts paid in settlement of a Proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld;

(d)                                 Claims Under Section 16(b).  To indemnify Indemnitee for Expenses associated with any Proceeding related to, or the payment of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state statutory law or common law (provided, however, that the Company must advance Expenses for such matters as otherwise permissible under this Agreement); or

(e)                                  Payments Contrary to Law.  To indemnify or advance Expenses to Indemnitee for which payment is prohibited by applicable law.

10.                               Non-Exclusivity.  The provisions for indemnification and advancement of Expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while occupying Indemnitee’s position as an Agent of the Company.  Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an Agent of the Company and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

11.                               Permitted Defenses.  It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for Expenses pursuant to Section 6 hereof, provided that the required documents have been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 9 hereof.  Neither the failure of the Company (including its Board of Directors) or an Independent Counsel to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors) or an Independent Counsel that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise. In making any determination concerning Indemnitee’s right to indemnification, there shall be a presumption that Indemnitee has satisfied the applicable standard of conduct. Any determination by the Company concerning Indemnitee’s right to indemnification that is adverse to Indemnitee may be challenged by the Indemnitee in the Court of Chancery of the State of Delaware.

12.                               Subrogation.  In the event the Company is obligated to make a payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery under any corporate insurance policy or any other indemnity agreement covering Indemnitee, who shall execute all documents reasonably required and take all action that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights (provided that the Company pays Indemnitee’s costs and expenses of doing so), including without limitation by assigning all such rights to the Company or its designee to the extent of such indemnification or advancement of Expenses.  The Company’s obligation to indemnify or advance expenses under this Agreement shall be reduced by any amount Indemnitee has collected from such other source, and in the event that Company has fully paid such indemnity or expenses, Indemnitee shall return to the Company any amounts subsequently received from such other source of indemnification.  With regard to Fund Indemnitors, however, Section 13 shall control over this section.

13.                               Primacy of Indemnification.  The Company hereby acknowledges that Indemnitee may have certain rights to indemnification, advancement of expenses or liability insurance provided by a third-party investor in Company and certain of its affiliates (collectively, the “Fund Indemnitors”).  The Company hereby agrees that (i) it is the indemnitor of first resort, i.e., its obligations to Indemnitee under this Agreement and any indemnity provisions set forth in its Certificate of Incorporation, Bylaws or elsewhere (collectively, “Indemnity Arrangements”) are primary, and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same Expenses or liabilities incurred by Indemnitee is secondary and excess, (ii) it shall advance the full amount of Expenses incurred by Indemnitee and shall be liable for the full amount of all Expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of Indemnitee, to the extent legally permitted and as required by any Indemnity Arrangement, without regard to any rights Indemnitee may have against the Fund Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Fund Indemnitors from any claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind arising out of or relating to any Indemnity Arrangement.  The Company further agrees that no advancement or indemnification payment by any Fund Indemnitor on behalf of Indemnitee shall affect the foregoing, and the Fund Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company.  The Company and Indemnitee agree that the Fund Indemnitors are express third party beneficiaries of the terms of this Section 13.  The Company, on its own behalf and on behalf of its insurers to the extent allowed by the policies, waives subrogation rights against Indemnitee.

14.                               Broadest Interpretation.  The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Certificate of Incorporation or Bylaws as now or hereafter in effect, or by statute.  In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change.  In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

15.                               No Imputation.  The knowledge or actions, or failure to act, of any director, officer, employee, or agent of the Company, or the Company itelf shall not be imputed to Indemnitee for the purpose of determining Indemnitee’s rights hereunder.

16.                               Survival of Rights.

(a)                                 All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an Agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that Indemnitee was serving in the capacity referred to herein.

(b)                                 The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

17.                               Interpretation of Agreement.  It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary.

18.                               Severability.  If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to this Section.

19.                               Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the matters addressed herein, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters addressed herein (including without limitation any prior indemnification agreement for Indemnitee) are expressly superseded by this Agreement.

20.                               Modification and Waiver.  No supplement, modification or amendment of this Agreement shall be binding unless it is in a writing signed by both of the parties hereto.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

21.                               Notice.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivery if delivered by hand to the party to whom such notice or other communication shall have been directed, (b) if mailed by certified or registered mail with postage prepaid, return receipt requested, on the third business day after the date on which it is so mailed, (c) one business day after the business day of deposit with a nationally recognized overnight delivery service, specifying next day delivery, with written verification of receipt, or (d) on the same day as delivered by confirmed facsimile transmission if delivered during business hours or on the next successive business day if delivered by confirmed facsimile transmission after business hours.  Addresses for notice to either party shall be as shown on the signature page of this Agreement, or to such other address as may have been furnished by either party in the manner set forth above.

22.                               Governing Law.  This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.  This Agreement is intended to be an agreement of the type contemplated by Section 145(f) of the General Corporation Law of Delaware.

23.                               Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.  Only one such counterpart signed by the party against whom enforcement is sought needs to be produced to evidence the existence of this Agreement.

The parties hereto have entered into this Indemnification Agreement, including the undertaking contained herein, effective as of the date first above written.

Indemnitee:	The Company:

LPATH, INC.

By:

Address:	Name:

Title:

2014 ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

June 25, 2014

Please date, sign, and mail your proxy card

in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

LPATH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Scott R. Pancoast and Gary J. G. Atkinson, or either of them, with full power of substitution, as proxies to vote at the 2014 Annual Meeting of Stockholders of Lpath, Inc. (the “Company”) to be held at our corporate offices at 4025 Sorrento Valley Blvd., San Diego, California on June 25, 2014, at 9:00 a.m., local time, and at any adjournment or postponements thereof, hereby revoking any proxies heretofore given, all shares of Class A common stock of the Company held or owned by the undersigned as directed on the reverse side, and, in their discretion, upon such other matters as may come before the meeting.

This proxy, when properly executed and returned, will be voted as directed.  If no direction is indicated, it will be voted for each of the nominees for director listed in Proposal 1 and for the approval of each of the other Proposals.  If any other business may properly come before the meeting, the proxies are authorized to vote in their discretion, provided that they will not vote in the election of directors for any nominee(s) for whom authority to vote has been withheld.

(Continued and to be signed on the reverse side)

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

2014 ANNUAL MEETING OF STOCKHOLDERS OF

LPATH, INC.

JUNE 25, 2014

Please date, sign and mail your proxy card

in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors

NOMINEES:

		FOR	AGAINST	ABSTAIN
	Jeffrey A. Ferrell	☐	☐	☐
	Charles A. Mathews	☐	☐	☐
	Scott R. Pancoast	☐	☐	☐
	Daniel H. Petree	☐	☐	☐
	Daniel L. Kisner, M.D.	☐	☐	☐
	Donald R. Swortwood	☐	☐	☐

2.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

3.	Approval of the non-binding advisory vote on compensation of our named executive officers.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	Approval of the reincorporation of the Company from the State of Nevada to the State of Delaware.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

Note: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Signature of Stockholder
Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.